UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐
Preliminary proxy statement

☐
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒
Definitive proxy statement

☐
Definitive additional materials

☐
Soliciting material pursuant to § 240.14a-12

Oppenheimer Holdings Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)
Payment of filing fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OPPENHEIMER HOLDINGS INC.
85 Broad Street
New York, NY 10004
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2023
To our Stockholders:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OPPENHEIMER HOLDINGS INC., a Delaware corporation (the “Company”), will be held virtually on Monday, May 8, 2023, at the hour of 4:30 P.M. (New York time) for the following purposes:
1.
To elect nine directors;

2.
To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2023 and authorize the Audit Committee to fix the auditors’ remuneration;

3.
To approve, in an advisory (non-binding) vote, the Company’s executive compensation as disclosed in the accompanying proxy statement;

4.
To approve, in an advisory (non-binding) vote, that a stockholder’s vote to approve the Company’s executive compensation (Matter 3 above) should occur every 1, 2 or 3 years;

5.
To approve the issuance of up to 1,250,000 shares of the Company’s Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan; and

6.
To transact such other business as is proper at such meeting or any adjournments thereof.

Only holders of Class B voting common stock of record at the close of business on March 10, 2023 will be entitled to vote at the Annual Meeting of Stockholders and any adjournments thereof. Holders of Class B voting common stock who are unable to attend the meeting virtually are requested to date, sign and return the enclosed form of proxy for use by holders of Class B voting common stock.
Detailed instructions to remotely access, participate in and vote at the virtual Annual Meeting of Stockholders are available at https://www.oppenheimer.com/about-us/investor-relations/index.aspx. Holders of Class A non-voting common stock of the Company are entitled to listen in and to view the Annual Meeting of Stockholders and any adjournments thereof, and will have an opportunity to submit questions for consideration and response at or after the meeting by emailing info@opco.com. Holders of Class A non-voting common stock are not entitled to vote with respect to the matters referred to above.
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 is available on the Company’s website at www.oppenheimer.com. Paper copies are available, free of charge, upon request, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) by accessing the PDF copy filed with the SEC.
By Order of the Board of Directors,
Dennis P. McNamara
Secretary
New York, New York
March 17, 2023
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 8, 2023:
The Notice of Meeting, Proxy Statement and Annual Report to Stockholders are available at
https://www.oppenheimer.com/about-us/investor-relations/index.aspx.

OPPENHEIMER HOLDINGS INC.
PROXY STATEMENT
SUMMARY
This summary highlights selected information appearing elsewhere in this proxy statement and does not contain all the information that you should consider in making a decision with respect to the proposals described in this proxy statement. You should read this summary in its entirety, together with the more detailed information in this proxy statement, as well as our Annual Report on Form l0-K for the year ended December 31, 2022, which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) by accessing the PDF copy filed with the SEC.
Unless otherwise provided in this proxy statement, references to the “Company,” “Oppenheimer Holdings,” “we,” “us,” and “our” refer to Oppenheimer Holdings Inc., a Delaware corporation.
Oppenheimer Holdings Inc.
The Company is a holding company which, through its subsidiaries, is a leading middle-market investment bank and full service financial services firm. Through our operating subsidiaries, we provide a broad range of financial services, including retail securities brokerage, institutional sales and trading, investment banking (both corporate and public finance), research, market-making, and investment advisory and asset management services. We own, directly or through subsidiaries, Oppenheimer & Co. Inc., a New York-based securities broker-dealer, Oppenheimer Asset Management Inc., a New York-based investment advisor, Freedom Investments Inc., a discount securities broker-dealer based in New Jersey, Oppenheimer Trust Company, a Delaware limited purpose bank, and OPY Credit Corp., a corporation engaged in the trading of syndicated loans. The Company also has subsidiaries or branches of subsidiaries operating in the United Kingdom, Isle of Jersey, Switzerland, Germany, Israel, and Hong Kong, China. The telephone number and address of our registered office is (212) 668-8000 and 85 Broad Street, New York, NY 10004.
This proxy statement is dated March 17, 2023 and is first being mailed to our Class B voting common stockholders and made available to all our stockholders on or about March 20, 2023.
Set forth below in a question and answer format is general information regarding the Annual Meeting of Stockholders, or the Meeting, to which this proxy statement relates.
Questions and Answers about the Matters to be Acted Upon
Q.
What is the purpose of the Meeting?

A.
The purpose of the Meeting is to elect nine directors; to ratify the appointment of our auditors for 2023 and authorize the Audit Committee to fix the auditors’ remuneration; to approve, in an advisory (non-binding) vote, the Company’s executive compensation; to approve, in an advisory (non-binding) vote, that a stockholder vote to approve the Company’s executive compensation should occur every 1, 2 or 3 years; to authorize the issuance of up to 1,250,000 shares of the Company’s Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan; and to transact such other business as is proper at the Meeting.

Q.
Where will the Meeting be held?

A.
The Meeting will be held virtually on Monday, May 8, 2023, at the hour of 4:30 P.M. (New York time). Detailed instructions to remotely access, participate in and vote at the virtual Meeting are available at https://www.oppenheimer.com/about-us/investor-relations/index.aspx.

Q.
Who is soliciting my vote?

A.
Our management is soliciting your proxy to vote at the Meeting. This proxy statement and form of proxy were first mailed to our Class B voting common stockholders and made available to all of our stockholders on or about March 20, 2023. Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement and all information accompanying this proxy statement.

Q.
Who is entitled to vote at the Meeting?

A.
The record date for the determination of stockholders entitled to receive notice of the Meeting is March 10, 2023. Only holders of the Company’s Class B voting common stock (“Class B Stock”) on the record date are entitled to vote at the Meeting and any adjournments thereof. In accordance with the provisions of the General Corporation Law of the State of Delaware, or the DGCL, we will prepare a list of the holders of our Class B Stock (the “Class B Stockholders”) as of the record date. Class B Stockholders named in the list will be entitled to vote their Class B Stock on the matters to be voted on at the Meeting. Holders of Class A non-voting common stock (“Class A Stock”) of the Company are entitled to listen to and view the Meeting and any adjournments thereof, and to submit questions for consideration and response at or after the Meeting by emailing info@opco.com. However, holders of the Company’s Class A Stock (the “Class A Stockholders”) are not entitled to vote with respect to the matters referred to above.

Q.
What am I voting on?

A.
The Class B Stockholders are entitled to vote on the following proposals:

(1)
The election of E. Behrens, T.M. Dwyer, W. Ehrhardt, P.M. Friedman, T.A. Glasser, A.G. Lowenthal, R.S. Lowenthal, A.W. Oughtred and R.L. Roth as directors;

(2)
The ratification of the appointment of Deloitte & Touche LLP as our auditors for 2023 and the authorization of the Audit Committee to fix the auditors’ remuneration;

(3)
The approval, in an advisory (non-binding) vote, of the Company’s executive compensation;

(4)
The approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company’s executive compensation (Matter 3 above) should occur every 1,2 or 3 years;

(5)
The authorization of the issuance of up to 1,250,000 shares of the Company’s Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan; and

(6)
Any other business as may be proper to transact at the Meeting.

Q.
What are the voting recommendations of the Board of Directors?

A.
The Board of Directors recommends the following votes:

•
FOR the election of the nominated directors;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our auditors for 2023 and the authorization of our Audit Committee to fix the auditors’ remuneration;

•
FOR the approval, in an advisory (non-binding) vote, of the Company’s executive compensation;

•
FOR the approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company’s executive compensation (Matter 3 above) should occur every 3 years; and

•
FOR the authorization of the issuance of up to 1,250,000 shares of the Company’s Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan.

Q.
Will any other matters be voted on?

A.
The Board of Directors does not intend to present any other matters at the Meeting. The Board of Directors does not know of any other matters that will be brought before our Class B Stockholders for a vote at the Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to A.G. Lowenthal and D.P. McNamara, as proxies, with full power of substitution, to vote on such matters at their discretion.

Q.
How many votes do I have?

A.
Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the close of business on the record date. Holders of Class A Stock are not entitled to vote with respect to the matters referenced above.

Q.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.
Many stockholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being made directly available to you by us. Class B Stockholders may vote the shares registered directly in your name by completing and mailing the proxy card or by submitting a vote electronically on the day of the Meeting.
Beneficial Owner — If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of those shares. As the beneficial owner (if you are a Class B Stockholder), you have the right to direct your bank or broker how to vote and are also invited to attend the Meeting. However, because you are not the stockholder of record, you may not vote those shares at the Meeting unless you bring with you a legal proxy from the stockholder of record. If you are a Class B Stockholder, your bank or broker has enclosed a voting instruction card providing directions for how to vote your shares.
Q.
How do I vote?

A.
If you are a Class B Stockholder of record, there are three ways to vote:

•
By completing and depositing your proxy with our transfer agent no later than the last business day preceding the date of the Meeting;

•
By depositing it with our Secretary on the day of the Meeting by emailing it to info@opco.com, Attention: Secretary; or

•
By submitting a vote electronically on the day of the Meeting.

If you are a Class B Stockholder and you return your proxy card, but you do not indicate your voting preferences, the proxies will vote your shares FOR Matters 1, 2, 3 and 5, and with respect to Matter 4, the proxies will vote to approve, in an advisory (non-binding) vote, that a stockholder vote to approve the Company’s executive compensation (Matter 3 above) be presented every 3 years, and will use their discretion on any other matters that are submitted for stockholder vote at the Meeting.
Class B Stockholders who are not stockholders of record and who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, Class B Stockholders who are not stockholders of record will be provided with either (i) a proxy executed by the intermediary, as the stockholder of record, but otherwise uncompleted and the beneficial owner may complete the proxy and return it directly to our transfer agent; or (ii) a request for voting instructions by the intermediary, as the stockholder of record, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the beneficial owners and may not vote in the event that no instructions are received.

Q.
Can I change my vote or revoke my proxy?

A.
A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder’s attorney-in-fact either (i) with our transfer agent, Computershare Inc., at any time up to and including the last business day preceding the day of the Meeting or any adjournments thereof, or (ii) with our Secretary on the day of the Meeting or any adjournments thereof or in any other manner permitted by law. A stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary by sending an email to info@opco.com, Attention: Secretary.

Q.
How are votes counted?

A.
We will appoint an Inspector of Election at the Meeting. The Inspector of Election is typically a representative of our transfer agent. The Inspector of Election will collect all proxies and ballots and tabulate the results.

Q.
Who pays for soliciting proxies?

A.
We will bear the cost of soliciting proxies from our Class B Stockholders. It is planned that the solicitation will be initially by mail, but proxies may also be solicited by our employees. These persons will receive no additional compensation for such services, but will be reimbursed for reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. The cost of such solicitation, estimated to be approximately $5,000, will be borne by us.

Q.
What is the quorum requirement of the Meeting?

A.
A quorum for the consideration of Matters 1, 2, 3, 4 and 5 shall be Class B Stockholders present in person or by proxy representing not less than a majority of the outstanding Class B Stock.

Q.
What are broker non-votes?

A.
Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. Broker non-votes and abstentions will not affect the outcome of the matters being voted on at the Meeting, assuming that a quorum is obtained.

Q.
What vote is required to approve each proposal?

A.
Matter No. 1, election of directors. The election of each of the directors nominated requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present;

Matter No. 2, appointment of auditors. The ratification of the appointment of the auditors for 2023 and the authorization of the Audit Committee to fix the auditors’ remuneration requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present;
Matter No. 3, the approval or disapproval, in an advisory (non-binding) vote, of the Company’s executive compensation, may be approved or disapproved by the vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting, if a quorum, or a majority of the Class B Stock, is present;
Matter No. 4, a vote, in an advisory (non-binding) proposal, that a shareholder vote to approve or disapprove executive compensation (Matter 3 above) should occur every 1, 2 or 3 years. A simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present is sufficient to adopt the advisory proposal that a shareholder vote to approve or disapprove executive compensation should occur every 1, 2 or 3 years; and
Matter No. 5, the authorization of the issuance of up to 1,250,000 shares of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan requires the affirmative vote, in person or by proxy, of a simple majority of the Class B Stock voted at the Meeting if a quorum, or a majority of the Class B Stock, is present.
Mr. A.G. Lowenthal, our Chairman and Chief Executive Officer, owns 97.5% of the Class B Stock and intends to vote all of such Class B Stock in favor of each of Matters 1, 2, 3 and 5, and intends to vote for 3 years with respect to Matter 4. As a result, each of the matters before the Meeting is expected to be approved. See “Security Ownership of Certain Beneficial Owners and Management.”
Q.
Who can attend the Meeting?

A.
All registered Class A Stockholders, Class B Stockholders, their duly appointed representatives, our directors and officers, and our auditors are entitled to listen to and view the Meeting and have an opportunity to submit questions for consideration and response at or after the Meeting by emailing info@opco.com.

Q.
What does it mean if I get more than one proxy card?

A.
It means that you own shares in more than one account. You should vote the shares on each of your proxy cards.

Q.
I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the proxy materials, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A.
If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank, or other nominee.

Q.
Multiple stockholders live in my household, and together we received only one copy of these proxy materials. How can I obtain my own separate copy of this document for the Meeting?

A.
You may download them from our Internet web site, www.oppenheimer.com (click on the link to the About Us/Investor Relations page). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed to you and are a stockholder of record, we will mail them promptly if you request them from our corporate office by phone at (212) 668-8000, by email at info@opco.com, through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx or by mail to 85 Broad Street, New York, NY 10004, Attention: Secretary. We cannot guarantee you will receive mailed copies before the Meeting.

Q.
Where can I find the voting results of the Meeting?

A.
We are required to file the voting results in a Current Report on Form 8-K which you can find within four business days of the Meeting on the EDGAR website at www.sec.gov or upon request to our corporate office by phone at (212) 668-8000, by email at info@opco.com, through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, by mail to 85 Broad Street, New York, NY 10004, Attention: Secretary, or by accessing the PDF copy filed with the SEC.

Q.
Who can help answer my questions?

A.
If you have questions about the Meeting or if you need additional copies of the proxy materials or the enclosed proxy card, you should contact:

D.P. McNamara, Secretary
Oppenheimer Holdings Inc.
85 Broad Street, 22nd Floor
New York, NY 10004
(212) 668-8000
info@opco.com
You may also obtain additional information about us from documents filed with the Securities and Exchange Commission by following the instructions in the section entitled “Where You Can Find More Information.”

THE MEETING
Solicitation of Proxies
This proxy statement is made available or forwarded to our Class A Stockholders and Class B Stockholders in connection with the solicitation of proxies by our management from the Class B Stockholders for use at our Annual Meeting of Stockholders (the “Meeting”) to be held virtually on Monday, May 8, 2023 at the hour of 4:30 P.M. (New York time) and at any adjournments thereof for the purposes set forth in the Notice of Meeting, which accompanies this proxy statement. This proxy statement is dated March 17, 2023 and is first being mailed to our Class B Stockholders on or about March 20, 2023.
The record date for the determination of stockholders entitled to receive notice of the Meeting is March 10, 2023. In accordance with the provisions of the DGCL, we will prepare a list of the Class B Stockholders as of the record date. Class B Stockholders named in the list will be entitled to vote the Class B Stock owned by them as of the record date on all matters to be voted on at the Meeting.
It is planned that the solicitation of Class B Stockholders will be initially by mail, but proxies may also be solicited by our employees. The cost of such solicitation, estimated to be approximately $5,000, will be borne by us.
No person is authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations should not be relied upon as having been authorized by us. The delivery of this proxy statement shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date of this proxy statement. Except as otherwise stated, the information contained in this proxy statement is given as of March 3, 2023.
We have distributed copies of the Notice of Meeting, this proxy statement, and form of proxy for use by the Class B Stockholders to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for distribution to our non-registered stockholders whose shares are held by or in the custody of such intermediaries. Intermediaries are required to forward these documents to non-registered Class B Stockholders. Our Annual Report on Form 10-K for the year ended December 31, 2022 is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) by accessing the PDF copy filed with the SEC. The solicitation of proxies from non-registered Class B Stockholders will be carried out by the intermediaries or by us if the names and addresses of Class B Stockholders are provided by the intermediaries. Non-registered Class B Stockholders who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, non-registered Class B Stockholders will either: (i) be provided with a proxy executed by the intermediary, as the registered stockholder, but otherwise uncompleted and the non-registered holder may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the registered stockholder, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the non-registered holder and may not vote in the event that no instructions are received.
Class A Stock and Class B Stock
We have authorized and issued Class A Stock and Class B Stock which are equal in all respects except that the holders of Class A Stock, as such, are not entitled to vote at meetings of our stockholders except as entitled to vote by law or pursuant to our Certificate of Incorporation. Class A Stockholders are not entitled to vote the Class A Stock owned or controlled by them on the matters identified in the Notice of Meeting on this proxy statement to be voted on at the Meeting.
Generally, Class A Stockholders are afforded the opportunity to receive notices of all meetings of stockholders and to attend such meetings. However, due to the virtual nature of this year’s Meeting, Class A

Stockholders will not be able to speak at the Meeting and must submit questions by email to info@opco.com. Class A Stockholders are also afforded the opportunity to obtain all informational documentation sent to the Class B Stockholders.
Class B Stockholders are entitled to one vote for each share of Class B Stock held as of the record date for the Meeting.
Appointment and Revocation of Proxies
Each of Albert G. Lowenthal and Dennis P. McNamara (the “Management Nominees”) has been appointed by the Board of Directors to serve as a proxy for the Class B Stockholders at the Meeting.
Class B Stockholders have the right to appoint persons, other than the Management Nominees, who need not be stockholders, to represent them at the Meeting. To exercise this right, the Class B Stockholder may insert the name of the desired person in the blank space provided in the form of proxy accompanying this proxy statement or may submit another form of proxy.
In order to be used at the Meeting, proxies must be deposited with either our transfer agent, Computershare Inc., at its address at Computershare Investor Services, PO Box 43101, Providence, Rhode Island 02940-5067, no later than the last business day preceding the day of the Meeting or with our Secretary on the day of the Meeting by emailing it to info@opco.com, Attention: Secretary.
Class B Stock represented by properly executed proxies will be voted by the Management Nominees on any ballot that may be called for, unless the Class B Stockholder has directed otherwise, (i) for the election of each of the nominated directors (Matter 1 in the Notice of Meeting), (ii) for the ratification of the appointment of the auditors for 2023 and authorization of the Audit Committee to fix the remuneration of the auditors (Matter 2 in the Notice of Meeting), (iii) for the approval, in an advisory (non-binding) vote, of the Company’s executive compensation (Matter 3 in the Notice of Meeting), (iv) for the approval, in an advisory (non-binding) vote, that a stockholder vote to approve the Company’s executive compensation (Matter 3) should occur every 3 years (Matter 4 in the Notice of Meeting) and (v) for the authorization of the issuance of up to 1,250,000 shares of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan (Matter 5 in the Notice of Meeting).
Each form of proxy confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and other matters which may properly come before the Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if matters which are not known to management should properly come before the Meeting, the proxies will be voted on such matters in accordance with the best judgment of the person or persons voting the proxies.
A Class B Stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Stockholder or by the stockholder’s attorney-in-fact either with our transfer agent at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, or depositing it with our Secretary on the day of the Meeting, or any adjournments thereof, by emailing it to info@opco.com, Attention: Secretary, or in any other manner permitted by law. A Class B Stockholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to our Secretary prior to the commencement of the Meeting by emailing it to info@opco.com, Attention: Secretary. In addition, a Class B Stockholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to our Secretary by email to info@opco.com, Attention: Secretary.
Abstentions and broker non-votes will have no effect with respect to the matters to be acted upon at the Meeting, assuming that a quorum is obtained.

MATTER NO. 1
ELECTION OF DIRECTORS
Director Nomination Process
Our Bylaws provide that our Board of Directors consists of no less than three and no more than eleven directors to be elected annually. The term of office for each director is from the date of the meeting of stockholders at which the director is elected until the close of the next annual meeting of stockholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated, in accordance with our Bylaws.
The Nominating and Corporate Governance Committee of the Board has recommended, and the Board of Directors has determined, that nine directors are to be elected at the Meeting. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for another nominee or nominees in their discretion.
The following sets out information with respect to the proposed nominees for election as directors as recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors, in accordance with the Nominating and Corporate Governance Committee Charter (available at www.oppenheimer.com). The Nominating and Corporate Governance Committee has reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our stockholders. The election of the persons nominated for election as directors requires the affirmative vote of a simple majority of the Class B Stock voted at the Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS NOMINATED FOR ELECTION AS A DIRECTOR.
Director Nominees and Executive Officers
The following table, and the notes thereto, provide information regarding our director nominees and executive officers.(1)
Nominees for Election as a Director
Evan Behrens Age: 53 Independent
Mr. Behrens joined the Board in 2016. Mr. Behrens is currently the Managing Member of B Capital Advisors LLC, an investment firm. He became a board member of Hornbeck Offshore Services, Inc., a supplier of offshore transport services, in July 2020. He also served on the board of Harte Hanks, Inc., a global marketing firm, from 2019 to 2021. Additionally, he served as a board member of Sidewinder Drilling LLC, a land based oil rig operator, from 2017 to 2018 and SEACOR Marine Holdings Inc., an offshore oil and gas provider, since 2017. From 2009 to 2017, Mr. Behrens was a Senior Vice President with SEACOR Holdings Inc., a global provider of equipment and services supporting the offshore oil and gas and marine transportation industries that he initially joined in 2008. From 2012 to 2017, he was Chairman of the Board of Trailer Bridge, Inc., a Jones Act container company. Additionally, he served as a board member of Penford Corporation from 2013 to 2015, a board member of Global Marine Systems from 2014 to 2015, and a board member of Continental Insurance Group, Ltd. from 2016 until 2017. From 2006 to 2007, he was a Portfolio Manager and Partner at Level Global Investors, a New York-based hedge fund. Mr. Behrens has a B.A. degree from the University of Chicago. The Company believes that Mr. Behrens’ qualifications to serve on the Board include the extensive experience that he has gained through his key roles with several other significant businesses, including his experience as a Board Chairman, as well as his demonstrated management, financial and business development skills and acumen. He is a member of the Audit, Compliance and Nominating and Corporate Governance Committees.

Board and Committees	Attendance
Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compliance	4 of 4
Nominating and Corporate Governance	1 of 1
Timothy M. Dwyer Age: 61 Independent
Mr. Dwyer joined the Board in 2016. He is the founder, former CEO and Chairman of Entitle Direct Group, Inc., a title insurance company. Prior to founding Entitle Direct Group, Inc. in 2006, Mr. Dwyer served as Managing Director at the investment banking firm of Greenhill & Company from 2002 to 2005, specializing in the insurance industry. He previously held a similar position at Donaldson, Lufkin & Jenrette as a Managing Director specializing in the insurance sector from 1993 to 2001. Mr. Dwyer was also a Vice President at Salomon Brothers Inc., an investment bank, from 1987 to 1993, and he was a certified public accountant with Arthur Andersen & Co. in Illinois from 1983 to 1985. He has over 35 years of experience in the financial services industry, and brings significant financial, accounting and insurance knowledge to the Company, as well as demonstrable entrepreneurial, compliance and advisory skills. Mr. Dwyer has an MBA from the University of Chicago and a Bachelor of Science in Accountancy from the University of Illinois. He is the Chairman of the Compensation Committee and a member of the Audit and Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compensation	3 of 3
Compliance	4 of 4
William J. Ehrhardt Age: 79 Independent
Mr. Ehrhardt joined the Board in 2008. He is a retired senior audit partner formerly with Deloitte & Touche LLP, New York with over 35 years of professional experience primarily in the banking and securities and insurance industries. While in the practice of public accounting, Mr. Ehrhardt supervised the audits of the firm’s largest multinational financial services clients. In addition, Mr. Ehrhardt served as Partner in Charge of the Tri-State Financial Services Assurance and Advisory Practice. Mr. Ehrhardt is the former chairman of the Foundation for Free Enterprise and former chairman of the Board of Regents of Felician College. He is a graduate of the University of Notre Dame. Mr. Ehrhardt is a Certified Public Accountant. Mr. Ehrhardt brings strong accounting and financial skills and experience to the Company, which is important to the oversight of the Company’s financial reporting and enterprise and operational risk management. Mr. Ehrhardt is the Chair of the Audit Committee and a member of the Compensation and Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compensation	3 of 3
Compliance	4 of 4

Paul M. Friedman Age: 67 Independent
Mr. Friedman joined the Board in 2015. Mr. Friedman spent 27 years at Bear Stearns & Co. Inc., a financial services firm, from 1981 to 2008, most recently holding the position of Chief Operating Officer of the Fixed Income Division. From 2008 to 2009, Mr. Friedman was a Managing Director responsible for business development at Mariner Investment Group, LLC, an investment advisory firm. From 2009 to 2015, Mr. Friedman was Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC, a financial services firm. Mr. Friedman brings extensive operational and risk management experience to the Company as well as a deep knowledge of the financial services industry. Mr. Friedman is a Certified Public Accountant, and he is the Lead Director, Chairman of our Compliance Committee and a member of the Compensation and Nominating and Corporate Governance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Compensation	3 of 3
Compliance	4 of 4
Nominating and Corporate Governance	1 of 1
Teresa A. Glasser Age: 63 Independent
Ms. Glasser joined the Board in May 2018. She is the Data Advisory and Analytics Principal with FRG, a consulting firm specializing in risk, data and analytics, as of 2017, and an independent board member of Global Legal Entity Identifier Foundation (GLEIF) since 2021. She was an independent consultant from 2016 to 2017. Ms. Glasser was a Managing Director at JPMorgan Chase from 2013 to 2016, responsible for Capital Stress Testing Analytics for the Corporate Finance Office and established the Chief Data Office for JP Morgan Asset Management, as CDO. She served as Deputy Director of the Office of Financial Research (US Treasury), from 2011 to 2013, supporting systemic risk analysis for the Financial Stability Oversight Council. She established the Chief Risk Office for Bunge Ltd., serving as the CRO from 2007 to 2010. Ms. Glasser managed teams in risk and analytics at Credit Suisse First Boston Inc. from 2002 to 2005, and at Merrill Lynch Pierce Fenner & Smith Inc., from 1987 through 1998 and in 2001. She led financial services teams at IBM Corp., from 2002 to 2005, and KPMG LLP, from 1999 through 2000. Ms. Glasser was Assistant Professor of Finance at Rutgers University from 1984 to 1986 and Bentley College from 1986 to 1987. She has a PhD and MA in Economics from Fordham University and a BS from Fairleigh Dickinson University. Ms. Glasser brings deep knowledge and experience in risk management and technology to the Company. She is a member of the Audit and Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Audit	5 of 5
Compliance	4 of 4
Albert G. Lowenthal Age: 77 Not Independent
Mr. Lowenthal joined the Board in 1985. Mr. Lowenthal is Chairman of the Board and Chief Executive Officer of the Company, positions he has held since 1985. Mr. Lowenthal has worked in the securities industry since 1967. Mr. Lowenthal’s extensive experience in the securities industry and as Chief Executive Officer of our Company gives him unique insights into the Company’s challenges, opportunities and operations. Since his arrival at the Company, Mr. Lowenthal has built the Company through acquisition and organic growth taking stockholders’ equity from $5 million to $794 million at December 31, 2022. Mr. Lowenthal is R.S. Lowenthal’s father.

Board and Committees	Attendance Overall attendance 100%
Board	7 of 7
Robert S. Lowenthal Age: 46 Not Independent
Mr. Lowenthal has been a member of the Board since May 2013. He joined the Company in 1999, became Managing Director of the Company’s Taxable Fixed Income business in 2007, assumed responsibility for oversight of the Company’s Public Finance and Municipal Trading departments in 2012, and became Head of the Company’s Investment Banking business in late 2016. In 2021, Mr. Lowenthal was appointed President of the Company, and he continues to serve as the Head of the Investment Banking business, leading the division responsible for delivering capital raising and advisory services to privately-held and publicly-traded companies, investment funds and government entities. Mr. Lowenthal is Chairman of the Oppenheimer & Co. Inc. Management Committee and Co-Chairman of its Risk Management Committee and is a member of several other internal committees, through which he drives the Company’s agenda for growth, as well as balancing operational and financial risk. Mr. Lowenthal has an undergraduate degree from Washington University in St. Louis and an MBA from Columbia University. Mr. Lowenthal’s insights into the business of the Company provide perspective to the Board discussions important to the oversight of the Company’s strategic direction, financial reporting and enterprise and operational risk management. Mr. Lowenthal is A.G. Lowenthal’s son.

Board and Committees	Attendance Overall attendance 100%
Board	7 of 7
A. Winn Oughtred Age: 80 Independent
Mr. Oughtred joined the Board in 1979. Mr. Oughtred, now retired, was Counsel from January 1, 2009 to May 31, 2009 and prior to December 31, 2008 a Partner at Borden Ladner Gervais LLP, a Canadian law firm. Mr. Oughtred practiced corporate law. Mr. Oughtred brings strong governance, legal, business and financial industry knowledge to our Board, important to the oversight of the Company’s financial reporting, enterprise and operational risk management and governance policy. Mr. Oughtred is certified as an Institute of Corporate Directors (Canada) certified director (ICD.D). Mr. Oughtred is Chairman of our Nominating and Corporate Governance Committee and a member of the Compensation and Compliance Committees.

Board and Committees	Attendance Overall attendance 93%
Board	7 of 7
Compensation	3 of 3
Compliance	3 of 4
Nominating and Corporate Governance	1 of 1
R. Lawrence Roth Age: 65 Independent
Mr. Roth joined the Board in July 2018. Mr. Roth’s career has spanned over three decades during which he has been an operator of companies, a dealmaker, a strategic advisor and a successful entrepreneur. Mr. Roth is currently the Managing Partner of RLR Strategic Partners LLC, a consulting company, a position that he has held since October 2016. He became Lead Independent Director of Kingswood Acquisition Corp., a special purpose acquisition company, in October 2020. Prior to that, from May 2014 to September 2016, Mr. Roth served as Chief Executive Officer of Cetera Financial Group, the nation’s second largest network of independent broker-dealers, with over 9,000 financial advisors supporting approximately two million retail clients and over $200 billion in advisory and brokerage assets. Prior to that, from September 2013 to May 2014, Mr. Roth served as the Chief Executive Officer of Realty Capital Securities, a financial services firm engaged in the independent wealth management business. From January 2006 to September 2013, Mr. Roth was Chief Executive Officer of AIG Advisors Group, one of the largest networks of independent broker-dealers in the country. He started his career as an accountant at Deloitte & Touche, where he become a Certified Public Accountant. Mr. Roth has an undergraduate degree from Michigan State University and a J.D. from the University of Detroit School of Law. He is also a graduate of the Owner/President Management Program at Harvard University’s Graduate School of Business Administration. He is a member of the Nominating and Corporate Governance, Compensation and Compliance Committees.

Board and Committees	Attendance Overall attendance: 100%
Board	7 of 7
Compensation	3 of 3
Compliance	4 of 4
Nominating and Corporate Governance	1 of 1
Notes:
(1)
There is no Executive Committee of the Board of Directors. Mr. Behrens, Mr. Dwyer, Mr. Ehrhardt and Ms. Glasser are members of the Audit Committee. Messrs. Dwyer, Ehrhardt, Friedman, Oughtred and Roth are members of the Compensation Committee. Mr. Behrens, Mr. Dwyer, Mr. Ehrhardt, Mr. Friedman, Ms. Glasser, Mr. Oughtred and Mr. Roth are members of the Compliance Committee. Messrs. Behrens, Friedman, Oughtred and Roth are members of the Nominating and Corporate Governance Committee.

None of the nominees has been involved in any events within the past 10 years that could be considered material to an evaluation of the director.
Executive Officers
Our executive officers consist of Mr. A.G. Lowenthal, our Chairman and Chief Executive Officer, and Mr. R.S. Lowenthal, our President, each of whose background is described above, and Mr. Watkins, our Chief Financial Officer and principal financial and accounting officer, whose background is described below. Mr. Watkins joined the Company on August 1, 2022.
Brad M. Watkins Age: 41
Mr. Watkins joined the Company as Executive Vice President and Chief Financial Officer of Oppenheimer & Co. Inc. and Oppenheimer Holdings Inc. on August 1, 2022. He also serves on a number of the Company’s committees, including the Management, Risk Management, Market, Credit, Liquidity, Product Oversight and New Product Committees. Prior to joining the Company, Mr. Watkins was a partner at KPMG, where he worked for approximately 19 years in their Financial Services audit practice serving a multitude of clients, including broker-dealers and other financial institutions. He is a certified public accountant with extensive experience with U.S. GAAP and IFRS requirements, SEC reporting matters and broker-dealer regulatory compliance. Mr. Watkins graduated from New York University’s Stern School of Business with a Bachelor of Science in Accounting in 2003.

Board Leadership Structure
The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business strategy, history and capabilities, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management add different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and, in some cases, outside the industry, while the Chief Executive Officer brings Company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer facilitates strategy development and execution, and enhances the flow of information between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management for our Company. The Board’s administration of its oversight function is described in greater detail below under “Risk Management.”
Lead Director
Mr. P. Friedman, an independent director who serves on the Compensation, Compliance and Nominating and Corporate Governance Committees, was selected by the Board to serve as the Lead Director for all meetings of the non-management directors held in executive session. The role of the Lead Director is to assure the independence of the Board from management. The Lead Director has the responsibility of presiding at all executive sessions of the Board, consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency and effectiveness of Board meetings, and facilitating teamwork and communication between the non-management directors and management, as well as additional responsibilities that may be assigned to the Lead Director by the Board.
COVID-19 Pandemic
The Company continues to monitor the effect of the COVID-19 pandemic (the “COVID-19 Pandemic”) both on a national level, as well as regionally and locally, and has responded by providing frequent communications to clients, employees, and regulators, and adopting various health protocols in our offices. We also have practices in place to mandate that employees self-quarantine if they have been exposed to COVID-19, or experience any relevant symptoms. Throughout 2022, most of our employees worked under a hybrid arrangement that recognizes the benefits of collaboration and hands-on training associated with in-person engagement, along with the importance of flexibility associated with a work-from-home/remote option. Our ability to avoid significant business disruptions is reliant on the continued ability to support our employees that continue to work remotely. To date, there have been no significant disruptions to our business or control processes as a result of this dispersion of employees. In recent months, we have seen increased attendance at the workplace as local regulations have been loosened, hospital visits reduced and a larger portion of the population vaccinated. There can be no assurance at this time that these improvements will continue and we continue to monitor the situation closely. The Company believes that in-person engagement at the workplace provides important benefits that are largely lost through remote work, and will continue to encourage employees to return to the workplace on a regular basis while continuing to provide some flexibility through an ability to work on a remote basis.
The Company’s Annual Meeting of Stockholders was held on May 9, 2022 in virtual format using technology supplied by our transfer agent, Computershare Inc.
The Board met in-person throughout 2022. The present intention of the Board is to continue to meet in person in 2023, subject to further disruptions from the COVID-19 Pandemic or other events necessitating remote meetings.
Executive Sessions
Pursuant to the Company’s Corporate Governance Guidelines, non-management directors of the Board meet on a regularly scheduled basis and otherwise as the independent directors determine without the presence of management. The Lead Director chairs these sessions. To ensure strong communication with the Chief Executive Officer, the independent directors, or the Lead Director representing the independent directors, may meet with the CEO alone as the independent directors determine.

Board of Directors and Committee Meetings Held
During 2022, the following numbers of Board and committee meetings were held:
Board of Directors	7
Audit Committee	5
Compensation Committee	3
Compliance Committee	4
Nominating and Corporate Governance Committee	1
Meeting Attendance
Pursuant to the Company’s policies on meeting attendance, all directors should strive to attend all meetings of the Board and the committees of which they are members. Last year there were seven meetings of the Board. We are pleased that all directors attended 100% of the meetings of the Board and, except for one director who missed one committee meeting, all meetings of committees of the Board in 2022 during which they served as a director.
In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Executive Officer and other members of senior management and each other regarding matters of interest and concern to the Company. It is our policy that our directors attend our stockholders meetings and, at the last Annual Meeting of Stockholders held on May 9, 2022, all of the directors nominated attended.
Risk Management
The Board, as a whole and also at the committee level, has an active role in overseeing the management of the Company’s strategic, operational, financial and compliance risks, including risks related to cybersecurity. The Board regularly reviews information regarding the Company’s credit, liquidity, cybersecurity systems, and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the Company’s executive compensation arrangements and assuring that financial incentives for management and employees are appropriate and mitigate against, rather than encourage, employees taking excessive risk exposure with firm capital. Please see “Compensation Policies and Risk” for further information. The Audit Committee oversees management of operational and financial risks. The Company also has a number of internal risk-oversight committees and functions. The Company’s Compliance Committee is responsible for overseeing the Company’s compliance function and the management of compliance and regulatory risk. The Company’s internal Risk Management Committee (composed of management employees) is charged with assessing, reviewing and monitoring the risk environment in which the Company operates, including risks related to cybersecurity, and reports its findings and considerations to the Audit Committee at each regularly scheduled quarterly meeting and more frequently, as needed. The Nominating and Corporate Governance Committee manages risks associated with the governance of the Company, including the composition, responsibilities and independence of the Board of Directors and ethical and regulatory issues, including conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks, including receiving updates and reports from the Company’s Chief Information Officer and his staff regarding risks related to cybersecurity.
Corporate Governance
Our Class A Stock is listed on the New York Stock Exchange (“NYSE”). We are subject to the corporate governance policies and requirements of the NYSE, the applicable rules of the Securities and Exchange Commission (the “SEC”), the provisions of the Sarbanes-Oxley Act of 2002 and the applicable rules of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”).
Our Nominating and Corporate Governance Committee, Compensation Committee, Audit Committee, Compliance Committee and our Board of Directors continue to monitor regulatory changes and best practices in corporate governance and consider amendments to our practices and policies as appropriate.

Our Corporate Governance Guidelines, and all committee charters, as well as our Code of Conduct and Business Ethics for Directors, Officers and Employees (“Code of Conduct”) and our Whistleblower Policy, are posted on our website at www.oppenheimer.com.
Board of Directors
The fundamental responsibility of the Board of Directors is to oversee the management of our business with a view to maximizing stockholder value and ensuring corporate conduct occurs in a legal and ethical manner through a system of corporate governance and internal controls appropriate to our business. The Board of Directors has adopted, and updates from time to time, a statement of Corporate Governance Guidelines to which it adheres. We have a Code of Conduct which is posted on our website at www.oppenheimer.com. No waivers were granted in 2022 or to date in 2023 under the Code of Conduct for any directors, officers or employees.
In fulfilling its mandate, the Board’s responsibilities include:
•
monitoring and overseeing the Company’s strategic planning;

•
monitoring the performance of the Company’s business, evaluating opportunities and risks, and controlling risk;

•
monitoring systems for audit, internal control and information management;

•
monitoring the performance of senior management of the Company, including the Chief Executive Officer;

•
satisfying itself as to the integrity of the Chief Executive Officer and other senior management and ensuring that they create a culture of integrity throughout the Company;

•
overseeing the monitoring of compliance with applicable regulatory requirements, as well as assessing reports related to the Company’s compliance and supervision programs, reviewing findings and communications from regulators, including reports related to regulatory examinations, and assessing the adequacy of the Company’s responses thereto;

•
succession planning for senior management and directors;

•
remuneration of the executive officers and reviewing the general compensation policies of the Company;

•
governance, including composition and effectiveness of the Board;

•
monitoring compliance with the regulatory compliance policies and related regulatory requirements of the Company’s subsidiaries;

•
monitoring compliance with the Code of Conduct adopted by the Board;

•
reviewing the implementation of significant regulatory initiatives, including those related to anti-money laundering; and

•
receiving regular updates on technology initiatives, including those related to cybersecurity.

Director Independence
Seven of our current nine directors are independent as required by the NYSE Corporate Governance Rules and seven of our nine nominees are independent. To be considered independent under these rules, the Board of Directors must determine that a director has no direct or indirect material relationship with us. The Board of Directors determined that Messrs. Behrens, Dwyer, Ehrhardt, Friedman, Oughtred, Roth and Ms. Glasser are independent directors, and that Mr. A.G. Lowenthal, our Chairman of the Board of Directors and Chief Executive Officer, and Mr. R.S. Lowenthal, President, Senior Managing Director and Head of Oppenheimer & Co. Inc.’s Investment Banking business and son of Mr. A.G. Lowenthal, are not independent.
The Board of Directors has not adopted formal categorical standards to assist in determining independence. The Board has considered the types of relationships that could be relevant to the independence of a director of the Company. These relationships are described in Schedule B to the

Company’s Corporate Governance Guidelines, which guidelines are posted on our website at www.oppenheimer.com. The Board of Directors has considered the relationship of each director and has made a determination that seven of our current nine directors are independent at this time and that seven of our nine nominees are independent.
At each regular Board and Audit Committee meeting, the independent directors are afforded an opportunity to meet in the absence of management. During 2022, five of the seven board meetings were regular meetings. Additionally, at regular meetings of the Audit Committee (five regular meetings annually), the members of the Audit Committee, all of whom are independent, are afforded the opportunity to meet with the independent auditors and the managers of the Company’s Internal Audit Group in the absence of management. Members of the Compliance Committee, all of whom are independent, are afforded the opportunity to meet with the managers of the Company’s compliance functions in the absence of management.
The independent directors and the directors that are not independent understand the need for directors to be independent-minded and to assess and question management initiatives and recommendations from an independent perspective. The Board of Directors’ Lead Director, Mr. Friedman, is an independent director who, among other things, chairs sessions of the independent directors.
Orientation and Continuing Education
The Nominating and Corporate Governance Committee of the Board of Directors, as required by its charter, is responsible for the orientation of new directors to our business and overseeing the continuing education needs of all directors.
The Board of Directors encourages the directors to maintain the skill and knowledge necessary to meet their obligations as directors. This includes support for director attendance at continuing education sessions and making available newsletters and other written materials. Our directors understand the need to maintain their knowledge and skills and avail themselves of director education literature and programs.
Board and Committee Assessments
The Board conducts a self-evaluation annually to determine whether it and its Committees are functioning effectively.
Board Committees
The Board has established an Audit Committee, a Compensation Committee, a Compliance Committee and a Nominating and Corporate Governance Committee. The Audit, Compensation, Compliance and Nominating and Corporate Governance Committees are composed entirely of independent directors, as defined in the NYSE Listed Company Manual and the Company’s Corporate Governance Guidelines. The charters of each committee are available on the Company’s website at www.oppenheimer.com.
Audit Committee
The Board of Directors has an Audit Committee composed of four independent directors, the duties of which are set forth below.
The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.oppenheimer.com. The Audit Committee:
•
has sole authority and responsibility to nominate independent auditors for ratification by stockholders and to approve all audit engagement fees and terms (see Matter 2);

•
reviews annual, quarterly and all legally required public disclosure documents containing financial information that are submitted to the Board of Directors;

•
reviews the nature, scope and timing of the annual audit carried out by the external auditors and reports to the Board of Directors;

•
evaluates the external auditors’ performance for the preceding fiscal year and reviews their fees and makes recommendations to the Board of Directors;

•
pre-approves the audit, audit-related and non-audit services provided by our independent auditors and the fee estimates for such services;

•
reviews and receives reports from management related to operational, market, credit, legal and other Company specific risks;

•
reviews internal financial control policies, procedures and risk management, and reports to the Board of Directors;

•
meets regularly with business unit leaders to understand their risk management procedures;

•
meets with the external auditors quarterly to review quarterly and annual financial statements and reports, and to consider material matters which, in the opinion of the external auditors, should be brought to the attention of the Board of Directors and the stockholders;

•
reviews and directs the activities of our internal audit department, meets regularly with internal audit, legal and compliance personnel and risk management committee representatives, and reports to the Board of Directors;

•
reviews accounting principles and practices;

•
reviews management reports with respect to litigation, capital expenditures, tax matters and corporate administration charges and reports to the Board of Directors;

•
reviews changes in accounting policies with the external auditors and management, and reports to the Board of Directors;

•
reviews and approves related party transactions and changes to or waivers of our Code of Conduct for Senior Executive, Financial and Accounting Officers; and

•
annually reviews the Audit Committee Charter and recommends and makes changes thereto as required.

All of the members of the Audit Committee are financially literate. The Board of Directors has determined that the Audit Committee includes three financial experts and that Mr. Behrens, Mr. Dwyer and Mr. Ehrhardt, the financial experts, are independent as defined in Rule 10 A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 303A.02 of the NYSE’s Listed Company Manual. Mr. Behrens during the course of his career has spent significant time in the review of and oversight of the preparation of financial statements. Messrs. Dwyer and Ehrhardt are both Certified Public Accountants. Currently, none of the members of the Audit Committee simultaneously serves on the audit committee of any other public company.
Compensation Committee
The Board of Directors has adopted a Compensation Committee Charter, a copy of which is posted on our website at www.oppenheimer.com. Pursuant to its charter, the Compensation Committee’s objective is to provide a competitive compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation, mindful of the Company’s corporate risk management objectives. The Compensation Committee has five members, all of whom are independent.
The Compensation Committee:
•
makes recommendations to the Board of Directors with respect to our compensation policies;

•
monitors developments in compensation-related regulations and industry practice, and makes recommendations to the Board of Directors, as appropriate;

•
develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries;

•
reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and benefits paid and provided to our senior management and makes recommendations to the Board of Directors with respect to the compensation of senior management;

•
annually develops criteria related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal and Mr. R.S. Lowenthal;

•
authorizes grants of stock options and stock awards and recommends modifications to our incentive compensation plans;

•
recommends certain compensation awards to our senior management based on criteria linked to the performance of the individual and/or our Company;

•
reviews compensation arrangements for risk-taking personnel to ensure that they do not encourage excessive risk-taking;

•
reviews compensation arrangements for senior Compliance Department personnel;

•
reviews our compensation arrangements for our independent directors and makes recommendations on changes thereto when appropriate;

•
reviews and provides oversight of the Company’s Compensation Recovery Policy and makes recommendations on changes thereto when appropriate;

•
monitors compliance with the criteria of our performance-based awards or grants;

•
makes awards under and administers our 2014 Incentive Plan, our Stock Appreciation Rights Plan and the Company’s deferred compensation plans; and

•
reviews and approves our Compensation Discussion and Analysis.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee Charter, a copy of which is posted on our website at www.oppenheimer.com, provides that the Nominating and Corporate Governance Committee is responsible for ensuring that our Board of Directors is composed of directors who are fully able and fully committed to serve the best interests of our stockholders. Factors considered by the Nominating and Corporate Governance Committee in assessing director performance and, when needed, recruiting new directors include skills, character, judgment, experience, ethics, integrity, diversity and compatibility with the existing Board of Directors.
The Nominating and Corporate Governance Committee has four members, all of whom are independent. The duties of this Committee are set out as follows:
•
determine the qualifications, qualities, skills and other expertise required to be a director, and develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

•
identify and screen qualified individuals for Board positions;

•
recommend additions to the Board and persons to fill vacancies on the Board;

•
ensure that the Board is kept up to date with respect to the regulatory environment relevant to governance issues;

•
maintain an orientation program for new directors and oversee the continuing education needs of directors;

•
oversee the evaluation of the Board and management;

•
make recommendations to assure the efficiency of Board meetings;

•
develop, review and make recommendations with respect to our Corporate Governance Guidelines; and

•
review and approve governance reports for publication in our management proxy statement and Annual Report on Form 10-K.

The Nominating and Corporate Governance Committee will give appropriate consideration to board nominees recommended by Class B Stockholders. Nominees recommended by Class B Stockholders will be evaluated in the same manner as other nominees. Class B Stockholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election at our Annual Meeting of Stockholders to be held in 2024 may do so by submitting in writing such nominee’s name, in compliance with the procedures and along with the other information required by our Bylaws and Regulation 14A under the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), to our Secretary, at 85 Broad Street, 22nd Floor, New York, NY 10004 within the time frames set forth under the heading “Stockholder Proposals.”
The Nominating and Corporate Governance Committee is responsible for the recruitment of persons for Board positions, and for making recommendations to the Board for the appointment of directors to fill vacancies on the Board and for nominees for the slate of directors to stand for election by vote of the Class B Stockholders at the Annual Meeting of Stockholders. In recruiting directors, the Nominating and Corporate Governance Committee considers:
•
judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;

•
proven track record of sound business judgment and good business decisions;

•
specific knowledge and experience to support the development and/or implementation of business strategy;

•
business or other relevant experience, including, without limitation, understanding of financial and accounting principles and general financial literacy, appropriate knowledge of business and industry issues, prior work for public companies and previous Board experience;

•
availability for Board and committee work;

•
communication and influencing skills;

•
reputation amongst peers;

•
existing relationship(s) with the Company’s management;

•
demonstrated integrity and high ethical standards;

•
diversity of viewpoints, backgrounds, experiences and other demographics; and

•
the extent to which the interplay of the individual’s expertise, skills, knowledge and experience with that of other members of the Board will build a board that is effective, collegial and responsive to the needs of the Company.

The Nominating and Corporate Governance Committee is also responsible for initially assessing, against the Company’s standards for directors’ independence, whether a candidate would be independent and whether continuing directors continue to be independent and advising the Board of that assessment.
Compliance Committee
The Board of Directors formed a Compliance Committee in July 2015, the charter for which is posted on our website at www.oppenheimer.com. Pursuant to its charter, the Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company’s compliance function, including the Company’s compliance management system and the Company’s compliance with applicable laws, rules and regulations governing its financial services businesses. The Compliance Committee is composed of the seven independent directors, meets quarterly, or more frequently if necessary, and its responsibilities and authority include the following:
•
overseeing the Company’s policies, procedures, programs, and training relating to compliance and supervision;

•
reviewing the status of the Company’s compliance with applicable Federal and state securities and other laws and the rules and regulations of any self-regulatory organization (“SRO”), as well as compliance with its internal policies, procedures and controls;

•
receiving and overseeing the assessment of internal and external data and reports relating to the Company’s compliance and supervision programs;

•
creating criteria for the Chief Compliance Officer, the Anti-Money Laundering (“AML”) Officer and other senior officers at the Company’s subsidiaries, as appropriate;

•
assuring the independence of the Chief Compliance Officer of the Company’s subsidiaries, including assuring that the Chief Compliance Officer has direct access to the chairperson of the Compliance Committee at all reasonable times and reports to the Compliance Committee outside the presence of management at least quarterly and at such other times as the Compliance Committee may request or direct;

•
receiving and, when appropriate, meeting to discuss, reports on any annual or periodic internal and external compliance reviews conducted by the Company or third parties, including requiring a copy of any report (and supporting notes and schedules) prepared by the Company or such third parties in connection with any such review submitted to the Committee;

•
reviewing and evaluating findings and communications from regulators and the adequacy of the Company’s responses to regulators;

•
receiving periodic reports, no less than quarterly, but more frequently if deemed of material significance, from the Chief Compliance Officer, the AML Officer, the General Counsel of the Company’s subsidiaries and other senior compliance officers;

•
reviewing the performance of the Chief Compliance Officer, the AML Officer, and other senior compliance officers, as appropriate, and providing its assessment to the CEO and the chair of the Company’s Compensation Committee;

•
receiving whistleblower reports from various channels;

•
overseeing the resourcing of compliance functions at the Company, including staffing, systems and monitoring;

•
periodically reviewing the Company’s customer complaint and conflict of interest intake and resolution function, in light of the risk of violation of Federal and state laws and related risks to customers;

•
reviewing and approving revisions to fundamental Company compliance policies prior to implementation by management, including the Company’s: (i) Code of Conduct; (ii) Code of Ethics — Asset Management; (iii) Code of Conduct and the Importance of Personal Responsibility; (iv) Oppenheimer & Co. Inc. Principles of Good Behavior; and (v) Global Anti-Money Laundering Policy;

•
periodically receiving reports from the Company’s internal audit manager regarding any regulatory or compliance audits undertaken during the previous year, including an analysis of any regulatory or compliance risks raised by such audits;

•
requesting reports from the Chief Compliance Officer and other compliance officers, the AML Officer, the General Counsel and management at the Company’s subsidiaries regarding the preparation, implementation and updating of the Company’s compliance and supervision policies, procedures, programs, training and controls;

•
receiving and, when appropriate, meeting to discuss reports on any annual or periodic examinations conducted by governmental agencies and SROs, including requiring a copy of any report (and supporting notes and schedules) prepared by such agencies or SROs in connection with any such examination to be submitted to the Compliance Committee;

•
ensuring that the full Board receives reports and materials as necessary from time to time regarding significant compliance issues;

•
ordering, directing and overseeing any annual or periodic independent compliance or AML audit that the Compliance Committee deems necessary or appropriate, conducted by an independent firm deemed competent by the Compliance Committee to conduct such compliance or AML audit; and

•
undertaking such other activities as are necessary or incidental to carrying out the foregoing duties and responsibilities.

Director Compensation
The following table describes director compensation for the year ended December 31, 2022 paid to the directors other than Mr. A.G. Lowenthal and Mr. R.S. Lowenthal, who receive no compensation in connection with their service on our Board of Directors.
2022 DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
(a)	(b)(1)	(c)(2)(3)	(d)(2)	(h)
E. Behrens	$89,000	$100,600	$—	$189,600
T.M. Dwyer	$105,000	$100,600	$—	$205,600
W. Ehrhardt	$115,000	$100,600	$—	$215,600
P.M. Friedman	$126,000	$100,600	$—	$226,600
T.A. Glasser	$88,000	$100,600	$—	$188,600
A.W. Oughtred	$96,000	$100,600	$—	$196,600
R.L. Roth	$86,000	$100,600	$—	$186,600
Notes to 2022 Director Compensation Table
(1)
In the year ending December 31, 2022 we paid directors’ fees as follows:

Annual Retainer Fee	$50,000
Board Meeting Fees	$5,000 per meeting attended in person and $2,000 per meeting attended by telephone
Committee Meeting Fees	$1,000 per meeting attended
Lead Director and Chairman of the Audit Committee	$25,000
Committee Chairmen, except Audit	$15,000

(2)
The values of restricted stock awards (granted under the Company’s 2014 Incentive Plan) represent the grant date fair value of awards granted in the fiscal year. The underlying assumptions and methodology used to value our stock awards are described in note 16 to our consolidated financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K for the year ended December 31, 2022 which is available on our web site at www.oppenheimer.com or in paper on request. Details of restricted stock awards held by the Named Executives appear in the “Outstanding Equity Awards Table” and notes thereto, appearing below. Details of options and restricted stock held by our non-employee directors appear below under “Director Stock-based Compensation.”

(3)
Non-employee directors receive annual stock awards of restricted Class A Stock as determined by the full Board of Directors (2,500 restricted shares each on January 27, 2022) which vest as follows: 25% six months from the initial grant date and 25% on each subsequent one year anniversary of the grant date. Directors are expected to accumulate and hold at least 6,000 shares of the Company’s Class A Stock and have three years after joining the Board of Directors to achieve that position.

In 2022, the directors were paid directors’ fees of  $705,000 in the aggregate. Directors are reimbursed for travel and related expenses incurred in attending board and committee meetings. The directors who are not our employees are also entitled to the grant of stock awards under the Company’s 2014 Incentive Plan, which was adopted effective as of February 26, 2014 and ratified by our stockholders on May 12, 2014. Reference is made to the table under “Director Stock-based Compensation” below. Directors who are our employees are not entitled to receive compensation for their service as directors.
The Company has not made contributions to any tax exempt organizations in which an independent director serves as an executive officer.
We operate in a challenging marketplace in which our success depends upon, among other things, our ability to attract and retain non-employee directors of the highest caliber. The Board believes that we must offer a competitive non-employee director compensation program if we are to successfully attract and retain the best possible candidates for these important positions of responsibility.

Director Stock-based Compensation
The following table describes non-employee director stock-based awards held at December 31, 2022 and the numbers of unvested awards, as applicable.
Outstanding Equity Awards Table
As of December 31, 2022
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(4)	(i)	(j)
E. Behrens	—	—	—	—	—	625 (1)	$26,456 (1)	—	—
	—	—	—	—	—	1,250 (2)	$52,913 (2)	—	—
	—	—	—	—	—	1,875 (3)	$79,369 (3)	—	—
T.M. Dwyer	—	—	—	—	—	625 (1)	$26,456 (1)	—	—
	—	—	—	—	—	1,250 (2)	$52,913 (2)	—	—
	—	—	—	—	—	1,875 (3)	$79,369 (3)	—	—
W. Ehrhardt	—	—	—	—	—	625 (1)	$26,456 (1)	—	—
	—	—	—	—	—	1,250 (2)	$52,913 (2)	—	—
	—	—	—	—	—	1,875 (3)	$79,369 (3)	—	—
P. Friedman	—	—	—	—	—	625 (1)	$26,456 (1)	—	—
	—	—	—	—	—	1,250 (2)	$52,913 (2)	—	—
	—	—	—	—	—	1,875 (3)	$79,369 (3)	—	—
W. Oughtred	—	—	—	—	—	625 (1)	$26,456 (1)	—	—
	—	—	—	—	—	1,250 (2)	$52,913 (2)	—	—
	—	—	—	—	—	1,875 (3)	$79,369 (3)	—	—
T.A. Glasser	—	—	—	—	—	625 (1)	$26,456 (1)	—	—
	—	—	—	—	—	1,250 (2)	$52,913 (2)	—	—
	—	—	—	—	—	1,875 (3)	$79,369 (3)	—	—
R.L. Roth	—	—	—	—	—	625 (1)	$26,456 (1)	—	—
	—	—	—	—	—	1,250 (2)	$52,913 (2)	—	—
	—	—	—	—	—	1,875 (3)	$79,369 (3)	—	—
Notes to Outstanding Equity Awards Table:
(1)
Restricted stock award for 2,500 shares of Class A Stock was granted on February 28, 2020 with vesting as follows: 25% on August 27, 2020, August 27, 2021, August 27, 2022 and August 27, 2023.

(2)
Restricted stock award for 2,500 shares of Class A Stock was granted on January 28, 2021 with vesting as follows: 25% on July 27, 2021, January 27, 2022, January 27, 2023 and January 27, 2024.

(3)
Restricted stock award for 2,500 shares of Class A Stock was granted on January 27, 2022 with vesting as follows: 25% on July 26, 2022, January 26, 2023, January 26, 2024 and January 26, 2025.

(4)
The market value is based on the closing price of the Class A Stock on the NYSE on Friday, December 30, 2022 of  $42.33.

On January 26, 2023, the non-employee directors were each granted restricted stock awards of 2,500 shares of Class A Stock. These awards each vest in the amount of 25% on July 25, 2023, January 25, 2024, January 25, 2025 and January 25, 2026.

Option Exercises and Stock Vested
For the Year Ended December 31, 2022
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
E. Behrens	—	—	2,500	$93,894
T.M. Dwyer	—	—	2,500	$93,894
P. Friedman	—	—	2,500	$93,894
W. Ehrhardt	—	—	2,500	$93,894
T.A. Glasser	—	—	2,500	$93,894
W. Oughtred	—	—	2,500	$93,894
R.L. Roth	—	—	2,500	$93,894
Directors’ and Officers’ Insurance
We carry liability insurance for our directors and officers and the directors and officers of our subsidiaries. Between November 30, 2021 and November 30, 2022, our aggregate insurance coverage was $38.5 million (including Side A coverage in the amount of  $3.5 million) with a $3.5 million deductible and an aggregate annual premium of  $652,115. The coverage was renewed for a further year effective November 30, 2022 at an aggregate annual premium of  $630,030 and a deductible and Side A coverage each in the amount of  $3.5 million.
Under our Bylaws, we are obligated to indemnify our and our subsidiaries’ directors and officers to the maximum extent permitted by the DGCL. We have entered into an indemnity agreement with each of our directors and certain officers providing for such indemnities.
Stock Ownership of Board Members
For information on the beneficial ownership of securities of the Company by directors and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” below.
Compensation Committee Interlock and Insider Participation
Messrs. Dwyer, Ehrhardt, Friedman, Oughtred and Roth served as members of the Compensation Committee for the fiscal year ended December 31, 2022. None of the members of the Compensation Committee is or has ever been one of our officers or employees or been a party to a transaction with our Company that qualified as a related party transaction under Company policy. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity.

REPORT OF THE AUDIT COMMITTEE
As required by our Audit Committee Charter, the Audit Committee reports as follows:
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. It meets with management and our internal audit group and independent auditors regularly and reports the results of its activities to the Board of Directors. In this connection, the Audit Committee has done the following with respect to fiscal 2022:
•
Reviewed and discussed with our management and Deloitte & Touche LLP our unaudited quarterly reports on Form 10-Q and quarterly reports to stockholders for the first three quarters of the year.

•
Reviewed and discussed our audited financial statements and annual report on Form 10-K for the fiscal year ended December 31, 2022 with our management and Deloitte & Touche LLP.

•
Reviewed and discussed with our internal auditors their internal control program for the year, the internal audits conducted during the year, and their testing of internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and how each of these matters were affected by the COVID-19 Pandemic.

•
Discussed with Deloitte & Touche LLP the matters required to be discussed by the rules of the Public Company Accounting Oversight Board (PCAOB).

•
Received written disclosure from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with Deloitte & Touche LLP its independence.

•
Discussed with management and with Deloitte & Touche LLP the documentation and testing of our internal accounting controls in accordance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

•
Made inquiries of senior management regarding any whistleblowing complaints of a financial nature.

•
Discussed with management and recommended to the Board the payment of four quarterly dividends during the year 2022.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that our audited financial statements for the year ended December 31, 2022 prepared in accordance with GAAP be included in our Annual Report on Form 10-K for the year ended December 31, 2022.
The Audit Committee
William Ehrhardt — Chairman
Evan Behrens
Timothy M. Dwyer
Teresa A. Glasser

REPORT OF THE COMPENSATION COMMITTEE
As required by our Compensation Committee Charter, the Compensation Committee reports as follows:
Under its charter, the Compensation Committee is required to discharge the Board of Directors’ responsibilities relating to compensation of our senior executive officers and to report on its practices to our stockholders in our annual proxy statement. The Compensation Committee, comprised of independent directors, reviewed and discussed the Compensation Discussion and Analysis that appears below with our management. In reaching its conclusions, the members of the Compensation Committee were aware of the ongoing focus of the media, the government and the general population on the compensation of executives and employees of financial service companies, compliance with applicable rules and other regulatory enactment and enforcement activities which affect the Company, as well as the effect of the COVID-19 Pandemic on the operations of the Company.
The Compensation Committee regularly monitors important developments and proposed regulations in compensation practices and seeks to see that its methodology aligns pay practices with corporate objectives and performance and does not encourage excessive risk-taking. The Compensation Committee believes that the 2022 compensation payments made to executives and employees were substantially so aligned. Based on its review and discussions, the Compensation Committee approved and recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee
Timothy M. Dwyer — Chairman
William Ehrhardt
Paul M. Friedman
A. Winn Oughtred
R. Lawrence Roth
The Report of the Compensation Committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

REPORT OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
As required by our Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee reports as follows:
•
The Nominating and Corporate Governance Committee is responsible for maintaining and developing governance principles consistent with high standards of corporate governance.

•
The Nominating and Corporate Governance Committee has assessed the composition, effectiveness and size of the Board of Directors and determined that the incumbent directors are performing effectively and that a board of nine directors is appropriate for the Company. The Nominating and Corporate Governance Committee has recommended that the current directors be nominated for election to the Board at the next Annual Meeting of Stockholders and the Board has endorsed that recommendation.

•
The Nominating and Corporate Governance Committee has determined that Ms. Glasser and Messrs. Behrens, Dwyer, Friedman, Ehrhardt, Oughtred and Roth are independent in accordance with applicable independence standards. In addition, the Nominating and Corporate Governance Committee monitored director attendance at Board of Directors and committee meetings and has determined that each nominee for director who is presently a director meets acceptable board meeting attendance standards.

•
The Nominating and Corporate Governance Committee conducted a Board effectiveness and self-assessment review for 2022 and has reported thereon to the Board.

•
The Nominating and Corporate Governance Committee supervised the Board of Directors’ annual review of our Corporate Governance Guidelines, including our charter.

•
The Nominating and Corporate Governance Committee has developed a program to encourage the Company’s directors to maintain their skills and knowledge as directors and regularly arranges director education for the Board.

The Nominating and Corporate Governance Committee
A. Winn Oughtred — Chairman
Evan Behrens
Paul M. Friedman
R. Lawrence Roth

REPORT OF THE COMPLIANCE COMMITTEE
As required by our Compliance Committee Charter, the Compliance Committee reports as follows:
•
The Compliance Committee has been charged with assisting the Board of Directors with oversight of the Company’s compliance function, including the Company’s compliance management system and the Company’s compliance with applicable laws, rules and regulations.

•
Since the Compliance Committee was formed in July 2015, it has met regularly with the Company’s senior compliance officers, including receiving reports by the Chief Compliance Officer of the Company and its subsidiary broker-dealer and investment advisers, and quarterly reports by the Company’s AML Officer and Director of Regulatory Affairs. In particular, the Compliance Committee received reports, including policies, procedures and controls put into place as a result of the COVID-19 Pandemic, including those related to the number of Company employees working from home.

•
The Compliance Committee received periodic reports on regulatory inquiries and findings, and subsequently reviewed and evaluated the sufficiency of the Company’s responses to them and the resulting actions that had been taken to address any findings.

•
The Compliance Committee also received periodic reports from various channels relating to whistleblowing, including any complaints received and the resulting response by management, if applicable.

•
In order to assure the independence of the Chief Compliance Officer of the Company, the Chief Compliance Officer reported to the Committee outside the presence of management at every meeting held by the Compliance Committee.

•
The Compliance Committee also oversaw the resourcing of the compliance functions at the Company, including staffing, systems and monitoring.

The Compliance Committee
Paul M. Friedman — Chairman
Evan Behrens
Timothy M. Dwyer
William Ehrhardt
Teresa A. Glasser
A. Winn Oughtred
R. Lawrence Roth

MATTER NO. 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has reappointed Deloitte & Touche LLP as our independent auditors for the 2023 fiscal year subject to ratification by the Class B Stockholders at the Meeting. The Audit Committee intends to fix the remuneration of the auditors.
Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will be given the opportunity to make a statement, if they desire, and to respond to appropriate questions.
To be effective, this matter must be authorized by the affirmative vote of a simple majority of the votes cast by the Class B Stockholders at the Meeting. Abstentions will not be counted as votes for or against the proposal. Mr. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the proposal. See “Security Ownership of Certain Beneficial Owners and Management.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP FOR FISCAL YEAR 2023 AND FOR THE AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX THE AUDITORS’ REMUNERATION.
Principal Accounting Fees and Services
Deloitte & Touche LLP has served as our independent registered accounting firm since 2013. Prior thereto, PriceWaterhouseCoopers LLP served as our independent registered public accounting firm since 1993. Deloitte & Touche LLP has advised us that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in us or any of our affiliates other than as our auditor.
Audit Fees, Audit-Related Fees and Tax Fees.   The fees billed to us and our subsidiaries by Deloitte & Touche LLP for the years 2022 and 2021 in connection with services provided in such years were as follows:
	Year Ended December 31,
	2022	2021
Audit fees	$2,257,650	$2,029,647
Audit-related fees	348,160	255,800
Tax fees	112,437	112,392
All other fees	2,863	—
	$2,721,110	$2,397,839
The 2022 audit fees include the fees for the audit of our annual consolidated financial statements for the year 2022 and the review of the quarterly financial statements included in the Forms 10-Q filed by us and the interim reports to stockholders sent to stockholders during the year. Audit fees also include the separate entity audits of Oppenheimer & Co. Inc., Freedom Investments, Inc., Oppenheimer Europe Ltd., Oppenheimer Investments Asia Limited, and Oppenheimer Israel (OPCO) Ltd. During 2022, Deloitte & Touche LLP provided tax compliance services for us in the U.S., the U.K, Israel and Hong Kong. In addition, during 2022, Deloitte & Touche LLP performed the audit-related services required for the production of SSAE 18 Reports for Oppenheimer & Co. Inc. Additionally, Deloitte & Touche LLP performed the mandated examinations as required by the SEC Investment Advisory Custody Rule.
The Audit Committee has the sole authority and responsibility to appoint independent auditors for ratification by stockholders, and to recommend to stockholders that independent auditors be removed. The Audit Committee has appointed Deloitte & Touche LLP as our auditors for 2023 for ratification by the Class B Stockholders at the Meeting.
The Audit Committee approves all audit engagement fees and terms in addition to all non-audit engagements and engagement fees submitted by independent auditors. The process begins prior to the commencement of the services. The fees described above were all pre-approved.

MATTER NO. 3
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
In response to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing Class B Stockholders with an opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers identified in the “Summary Compensation Table” (“Named Executives”, commonly referred to as “say on pay” vote. Your vote is advisory and will not be binding on our Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive compensation recommendations. It was determined at our 2020 Annual Meeting that this advisory vote take place every three years. The advisory votes that took place at our 2011, 2014, 2017 and 2020 Annual Meetings endorsed the referenced compensation. You are also being asked to vote on the frequency of this advisory vote at our 2023 Annual Meeting (See Matter No. 4).
Our compensation policy is designed to recruit, motivate, reward and retain the high performing executive talent required to create superior long-term stockholder returns; reward executives for short-term performance, as well as growth in enterprise value over the long-term; provide a competitive compensation package relative to peers and competitors; and ensure effective utilization and development of talent by employing appropriate management processes, such as performance appraisal and management development.
Stockholders are encouraged to read the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, which describes our compensation policies and practices. The policies and practices described in the CD&A provide a compensation framework which enables us to retain and appropriately reward the executive officers that we believe are critical to our long-term success, while linking that compensation to our corporate objectives and performance.
For example:
•
our Named Executives do not generally have employment agreements;

•
our Named Executives do not receive supplemental retirement benefits;

•
other than access to one parking space, our Named Executives do not receive any perquisites that are not generally available to all employees;

•
our incentive compensation is reviewed annually by the Compensation Committee to ensure that we are not encouraging undue risk-taking and we are aligning executive compensation with the strategic objectives and performance of the Company;

•
our Chief Executive Officer’s annual salary and incentive compensation is established by the Compensation Committee which is composed of independent directors;

•
a substantial portion of our Chief Executive Officer’s compensation is driven by performance goals which are established annually by the Compensation Committee from a broad array of financial, performance and strategic parameters; and

•
we have approved a compensation recovery policy which provides for the recovery, under certain circumstances, of all of the incentive compensation received by our executive officers (currently our Chairman and Chief Executive Officer, President and Chief Financial Officer) , as well as cash bonuses and any profits realized from the sale of securities of the Company during the twelve month period following the issuance in the case of a restatement of our financial statements, the unvested incentive compensation of other officers and employees designated by the Compensation Committee received during the three fiscal years prior to a restatement of our financial statements, and a portion of the unvested incentive compensation paid to our executive officers and other designated officers and employees in the case of material misconduct or other violative behavior.

This Matter No. 3, commonly known as a “say on pay” proposal, gives you, as a Class B Stockholder, an opportunity to endorse or not endorse the compensation we pay to our Named Executives on an advisory basis, pursuant to the following resolution:

RESOLVED THAT:
The compensation paid to Oppenheimer Holding Inc.’s Named Executives, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth on pages 38 to 56 of this Proxy Statement, is hereby approved.
A simple majority of the votes cast by the Class B Stockholders at the meeting is sufficient to approve or disapprove this resolution. Mr. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the proposal. See “Security Ownership of Certain Beneficial Owners and Management.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT.

MATTER NO. 4
ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION
In response to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing Class B Stockholders with an opportunity to cast an advisory (non-binding) vote on how frequently we should seek an advisory vote on the compensation of our Named Executives, commonly referred to as a “say on pay” vote, as provided in Matter No. 3.
Dodd-Frank and Section 14A of the Exchange Act requires us, no less frequently than once every three years, to submit a proposal allowing our Class B Stockholders to vote, in an advisory, non-binding vote, on whether the frequency of a vote on executive compensation will occur every 1, 2, or 3 years. As a Class B Stockholder of the Company, you are being provided the opportunity to vote on the frequency of the vote on executive compensation.
Your vote is advisory and will not be binding upon our Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of submitting to Class B Stockholders a resolution to afford Class B Stockholders the opportunity to vote on executive compensation.
The Company’s Board of Directors recommends that Class B Stockholders vote “FOR” the resolution to have a vote on executive compensation every three years. The Company’s compensation programs and policies have remained consistent over many years and, therefore, your Board does not believe that a more frequent vote on executive compensation would provide a benefit.
The accompanying form of proxy provides for four choices (every 1, 2 or 3 years or abstain). Class B Stockholders are voting on one of these periods, and are not voting to approve or disapprove the Company’s recommendation.
The frequency of the Class B Stockholder vote on executive compensation (every 1, 2 or 3 years) will be determined by a plurality of votes cast “FOR” the year receiving the highest number of votes, even if such votes do not constitute a majority. Abstentions will not be counted as votes cast either for or against the proposal. Mr. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all such Class B Stock in favor of holding a vote on executive compensation every three years. See “Security Ownership of Certain Beneficial Owners and Management.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE “3 YEAR” FREQUENCY OPTION ON FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

MATTER NO. 5
2014 INCENTIVE PLAN
The matter referred to below involves the approval of the issuance of up to 1,250,000 additional shares of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan to or for the benefit of employees of the Company and its subsidiaries as part of their compensation. It is a requirement of the New York Stock Exchange, Inc. (the “NYSE”) that this matter be approved by the Class B Stockholders.
Issue of Class A Stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan
On May 12, 2014, the Class B Stockholders approved the Oppenheimer Holdings Inc. 2014 Incentive Plan (the “OIP”), which amended, restated and replaced each of the Company’s existing equity incentive compensation plans. The purpose of the OIP is to assist the Company and its operating subsidiaries to attract, retain and provide incentives to key management employees, including executive officers. The Compensation Committee may grant stock awards and restricted stock awards pursuant to the OIP which are accounted for as equity awards and valued at grant date fair value. OIP awards typically require the completion of a service period and are subject to three or five year cliff vesting, as determined by the Compensation Committee. Dividends may or may not accrue during the service period, depending on the terms of individual OIP awards, although to date no award has provided for the accrual of dividends during the service period. The Company delivers the underlying shares of Class A Stock to the employee at the end of the applicable vesting period so long as such employee continues to be an employee of the Company or one of its operating subsidiaries from shares of Class A Stock held in the Company’s treasury.
On May 8, 2017, the Class B Stockholders approved the issue of 1,000,000 shares of Class A Stock to the OIP. The award of Class A Stock under the OIP is a significant component of the Company’s compensation program for key employees of the Company and its subsidiaries. The award of stock to key employees is intended to align their interests with those of the Class A Stockholders. Accordingly, the number of shares of Class A Stock underlying existing share-based arrangements together with shares of Class A Stock reserved for future arrangements as a percentage of the Company’s issued Class A Stock may be perceived as being relatively high. The Board and the Compensation Committee have adopted a policy of maintaining the percentage of reserved stock for share-based awards to not more than 20% of the number of issued shares of Class A Stock. The current percentage of shares of Class A Stock underlying existing share-based arrangements together with shares of Class A Stock reserved for future arrangements as a percentage of the Company’s issued Class A Stock at March 3, 2023 is 15.9% (27.2% upon the approval of this Matter No. 5). A discussion of the Company’s share-based plans is presented in note 16 to our consolidated financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K for the year ended December 31, 2022 which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, or (iii) emailing us with your request at info@opco.com.
As of March 3, 2023, the Company has in reserve 1,758,700 shares of Class A Stock (of which 1,658,479 shares were awarded pursuant to the OIP) as part of employee compensation which is designed both to reward past performance, to induce potential employees to accept employment and to retain key employees. It is anticipated that a further 1,250,000 shares of Class A Stock will be required for the OIP in the next several years. As discussed in the Compensation Discussion and Analysis, the Company has limited its use of stock option awards in favor of stock awards, substantially all subject to vesting provisions.
Accordingly, Class B Stockholders are being asked to consider and, if deemed advisable, pass the resolution which appears below authorizing the issue of up to an additional 1,250,000 shares of Class A Stock to the OIP.
RESOLVED THAT:
1.
The issuance by the Board of Directors of the Company, from time to time, of up to an aggregate of 1,250,000 shares of Class A non-voting common stock of the Company to the Oppenheimer Holdings Inc. 2014 Incentive Plan be and it is hereby authorized.

2.
The proper officers and directors of the Company be, and they hereby are, authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of the foregoing resolution.

A simple majority of the votes cast by the Class B Stockholders at the meeting is sufficient to approve or disapprove this resolution. Mr. A.G. Lowenthal owns 97.5% of the Class B Stock and has informed the Company that he intends to vote all of such Class B Stock in favor of the proposal. See “Security Ownership of Certain Beneficial Owners and Management.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ISSUANCE OF UP TO 1,250,000 SHARES OF CLASS A STOCK TO THE OPPENHEIMER HOLDINGS INC. 2014 INCENTIVE PLAN.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
2022 Company Performance
Results for the full year 2022 were significantly reduced from last year’s record levels, largely reflecting the impact of challenging macroeconomic conditions as well as an adverse arbitration decision. Concerns around whether inflation, rising interest rates, and other geopolitical tensions could induce a recession weighed negatively on market sentiment during the year. This resulted in significant declines in transaction volumes and in the valuations of the equity and fixed income markets, which drove a meaningful reduction in both our transaction based revenues due to lower retail client activity and lower advisory fee revenues attributable to reduced asset valuations. The volatile markets also led to a marked slowdown in equity IPOs and secondary offerings, M&A transaction activity, and a significant decline in capital markets income.
Nevertheless, in spite of these headwinds, we were able to deliver profitable results for the year owing to the diversity and countercyclical nature of our revenue streams. In particular, bank deposit sweep income and interest income on margin loans notably increased throughout the year, as both received an outsized benefit from the short-term rate increases enacted by the Federal Reserve increasing short-term interest rates by 425 basis points since the beginning of the year. Additionally, while we experienced significantly higher legal costs during the year, we remained focused on managing our costs and maintaining discipline on our overall expense levels.
•
In the Wealth Management businesses, fiscal 2022 was a challenging year based on declining equity markets and reduced transaction volume. This was offset by the impact of higher interest rates and the resultant dramatic increase in earnings from our FDIC cash sweep program and increase in revenue from interest derived from margin balances.

•
Capital Markets results were disappointing, resulting from the most significant downturn in corporate issuance in over 15 years. As a result, the revenues from underwriting of both equity and fixed income securities declined 84.3%, as well as our revenue from Merger and Acquisition fees for advice rendered in corporate transactions.

•
Our Company generated revenues of  $1.1 billion in fiscal 2022, a decrease of 20.3%, and significantly reduced net income of  $32.4 million, or $2.77 per share ($2.57 per share diluted), a decrease of 78%. Our Return on Equity (ROE) for the fiscal year was 4.0%.

•
We took advantage of a sharply reduced share price throughout most of the year and repurchased and retired 1,684,287 shares of Class A Stock at a cost of  $60.6 million per share at an average price of approximately $36 per share. This resulted in a year-end shareholder’s equity of $794 million but an increased book value, rising to $72.41 per share (book value per share) both amounts, new records for the Company.

•
We saw our regulatory net capital end the year at $432.5 million and our excess net capital for regulatory purposes end at $408.3 million, well above regulatory requirements.

•
The Company also continued to invest in our technology platform providing better and more timely information and reporting to our clients and employees in order to maintain the highest level of client service. In addition we made significant progress on moving our primary data processing facilities from New York City to a more remote location thus assuring continuity of service under all conditions. This project is anticipated to be completed during mid-year 2023 and also includes a “refresh” of equipment supporting our data processing needs.

•
The high interest rate environment provided by significantly higher rates mandated by increases in the Fed Funds rate provided a significant increase in revenues from our FDIC-insured program and our margin revenues. By year-end the economy appeared to be slowing and inflation declined from its highest levels experienced during the second quarter of 2022. Both Assets under Administration ($105 billion) and Assets under Management ($36.8 billion) declined in the wake of lower asset values pushed down by declining equity and debt markets during the year.

•
The Company also saw a dramatic decline in the results of its Investment Banking Division, with results impacted by the near absence of equity capital raising by corporations either through initial public offerings or secondary offerings. In addition, the capital raising through the creation of

SPACs, which had provided impetus to our investment banking results in the previous year, completely ended by the first quarter of 2022. The practice improved by the addition of experienced bankers during the year as we continued to invest in our business, looking forward to improved levels of activity. The Company continued to focus on the Technology and Healthcare verticals as well as showing much improved contributions from our Finance (FIG) practice.
•
The Institutional Equities business also saw improved results based on the high levels of volatility in the markets, as well as the increased recognition of our Equity Research amid the COVID-19 Pandemic and our timely adaptation of virtual client meetings both in a conference format, as well as in Non-Deal Road Shows (NDAs). Our Equity Division revenue was enhanced by our proven ability to provide market liquidity in block transactions without taking significant market risk. Our Fixed Income revenue was also favorably impacted by the increased volatility in debt markets amid an overall declining market. Our Public Finance business also saw a decline in revenue based on lower activity levels and the lack of arbitrage opportunities for issuers in a higher interest rate environment.

•
We continued to focus on managing our expenses, even while dealing with a significant adverse arbitration award during the third quarter emanating from the purported activities of a former employee who left the Company in 2016. Legal and regulatory expenses increased, as did our spending on technology initiatives and cybersecurity.

•
We continued to emphasize a firm-wide culture of ethics and compliance.

•
We invested in new employees and emphasized programs across the Company to recruit new sources of revenue, as well as to motivate and retain existing valued employees.

•
Many of our employees continued to work remotely, but as the impact of COVID-19 declined, we emphasized to employees the need to return to the office and saw attendance increase significantly near year-end. We will continue to encourage office attendance as we support the needs of employees who are working remotely. The new work environment continues to evolve in the U.S.

•
We continued to increase our investment in technology initiatives, spending approximately $44 million during 2022, including on, but not limited to, the following initiatives:

•
We engaged in a multi-year overhaul of technology infrastructure to support the operations and custody platform, including compliance and legal functions;

•
We continued to improve Oppenheimer.com, with more information and more interactive features, including providing improved access to our investment banking expertise and engaging various audiences;

•
We continued to upgrade our AdvisorWorks platform for our Wealth Management professionals, including providing significant enhancements to productivity and client services, along with access to key data formerly only available on a manual basis;

•
We enhanced our cybersecurity programs to protect client privacy and data from an increase in attempted intrusions during the COVID-19 Pandemic with both employees and clients working from home;

•
We improved corporate marketing, both internally and externally, to enhance our business, to provide a better client experience and in order to present a more competitive and compelling face for our Company to the industry and investment community; and

•
We reviewed a number of strategic investments during the year and are confident that this dedicated review will lead to opportunities for corporate expansion in the coming years.

2022 Compensation Highlights
The Compensation Committee and the Board of Directors believe that the policies and practices described in the following Compensation Discussion and Analysis provide a compensation framework which enables us to retain and appropriately reward the executive officers that we believe are critical to our long-term success, while linking that compensation to our corporate objectives and performance.

For example:
•
our Named Executives do not generally have employment agreements;

•
our Named Executives do not receive supplemental retirement benefits;

•
our Named Executives generally do not receive any perquisites that are not available to all employees, other than access to one parking space for our Chief Executive Officer;

•
our incentive compensation practices are reviewed annually by the Compensation Committee to ensure that we are not encouraging undue risk-taking and we are aligning executive compensation with the strategic objectives and performance of the Company;

•
our Chief Executive Officer’s and our President’s annual salary and incentive compensation are established by the Compensation Committee, which is composed of independent directors;

•
a substantial portion of our Chief Executive Officer’s and our President’s compensation is variable and is normally driven by performance goals which are established annually by the Compensation Committee from a broad array of financial, performance and strategic parameters; and

•
we have approved a compensation recovery policy which provides, under certain circumstances, in the event of a restatement of our financial statements (as a result of misconduct) due to a material noncompliance of the Company with any financial reporting requirements under the securities laws, for the recovery of  (i) all of the incentive compensation received by our executive officers (currently our Chairman and Chief Executive Officer, President and Chief Financial Officer), as well as cash bonuses and any profits realized from the sale of securities of the Company during the twelve month period following the first public issuance or filing with the SEC (whichever comes first) of the final document embodying such financial reporting requirement and (ii) the unvested incentive compensation received by any other officers and employees designated by the Compensation Committee during the three fiscal years prior to a restatement of our financial statements. Additionally, in the case of material misconduct or other violative behavior, our policy requires the recovery of a portion of the unvested incentive compensation granted to our executive officers and other designated officers and employees.

Some highlights of our 2022 compensation decisions include the following:
•
The Company’s financial performance was significantly weaker than the record levels set in 2021 and accordingly, our general bonus allocations were substantially lower than in the prior year;

•
Base salaries paid to our Named Executives in 2022 were not increased from 2021 levels;

•
The weaker performance of the Company resulted in reduced incentive compensation increases for our Named Executives as compared to the prior two years; and

•
On January 27, 2022, the Compensation Committee awarded a total of 274,140 restricted shares of Class A Stock to our employees. Of these restricted shares, 190,640 shares will cliff vest three years from the date of the grant and 83,500 will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period.

The foregoing 2022 Company Performance and Compensation Highlights do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Compensation Discussion and Analysis set forth below which, together with our Annual Report on Form 10-K for the year ended December 31, 2022, should be read in its entirety for a more complete understanding of our compensation policies, practices, and the compensation awarded to, earned by, or paid to our executive officers for 2022.

Compensation Discussion and Analysis
The following pages include our Compensation Discussion and Analysis.
Introduction
The following Compensation Discussion and Analysis describes the material elements of compensation for our named executive officers identified in the “Summary Compensation Table” (the “Named Executives”). The Compensation Committee, which is comprised entirely of independent directors, (i) develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries; (ii) reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and other compensation paid and provided to our senior management; and (iii) annually develops criteria related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal, our Chief Executive Officer, and Mr. R.S. Lowenthal, our President.
Certain processes and procedures of the Compensation Committee are discussed below, including its role in dealing with the Chief Executive Officer’s compensation and the compensation of the other Named Executives. The Compensation Committee considers recommendations from the Chief Executive Officer with respect to the compensation of the Named Executives (other than the Chief Executive Officer himself), as it does on compensation matters such as aggregate year-end allocation of incentive compensation and stock awards for all of our other employees.
The day-to-day design and administration of health benefits, the deferred compensation plans, the 401(k) plan and other employee benefit plans and policies applicable to salaried U.S.-based employees in general are handled by our Human Resources, Finance and Legal Departments.
In the first quarter of 2022, the Committee, as in other years, consulted Pay Governance LLC to establish specific performance targets to evaluate the performance of the Chief Executive Officer and the President and subsequently arrive at a performance award for each for 2022 compensation. However, due to the continuing COVID-19 Pandemic, the development of specific performance targets with respect to financial metrics was suspended to allow the Named Executives, including the Chief Executive Officer and the President, in conjunction with other members of management, to, among other things, (i) provide for the safety and well-being of all of our employees; (ii) ensure that critical business and operational functions could continue with a large portion of the Company’s workforce continuing to work at least partially from home; (iii) consult with a previously formed COVID Working Group to, among other things, continually update management on changes to federal, state and local regulations, orders or guidance applicable to where the Company does business; and (iv) institute and revise pre-existing policies and procedures tailored to the changing, but continuing effects of the COVID-19 Pandemic (the “Company Covid Response”). After suspending development of specific performance targets, the Committee determined to review the financial performance of the Company in 2022 and consider specific financial and certain non-financial metrics in determining compensation for the Chief Executive Officer and the President. The Committee subsequently reviewed the performance of the Company in 2022 and considered the financial and non-financial metrics set forth below in determining compensation for the Chief Executive Officer and the President and made incentive compensation awards to the Chief Executive Officer and the President as more fully set forth below.
Objectives and Policies
The Compensation Committee’s objective is to provide a compensation program with strong and direct links between corporate objectives and financial performance, individual performance and compensation in order to foster the creation of shareholder value and align the interests of management with shareholders. Our compensation policy with respect to our Named Executives, including the Chief Executive Officer, has the following objectives:
•
recruit, motivate, reward and retain the high performing executive talent required to create superior long-term stockholder returns;

•
reward executives for annual performance, as well as for growth in enterprise value over the long-term;

•
provide a competitive compensation package relative to peers and competitors;

•
ensure effective utilization and development of talent by employing appropriate management processes; and

•
avoid excessive risk taking.

Our compensation framework for senior executive officers, including the Named Executives, consists of the following key elements: a base salary, an annual bonus and grants of share-based compensation (typically restricted stock awards). The Compensation Committee also reviews compensation arrangements to ensure that a portion of the Named Executives’ compensation is directly related to corporate performance, appropriate risk management and other factors that directly and indirectly influence stockholder value.
The Compensation Committee reviewed a “peer group” of public companies in 2022 to guide its decision making process with respect to compensation for such year. This peer group included the following companies: Piper Sandler, Stifel Financial, Raymond James Financial, Evercore Inc. and Houlihan Lokey. In addition, to further understand the compensation practices of large financial services institutions, the Compensation Committee reviewed compensation practices at Bank of America Corporation, Barclays PLC, Citigroup Inc., Credit Suisse Group AG, Deutsche Bank, Goldman Sachs Group, Inc., JP Morgan Chase & Co., Morgan Stanley, and UBS Group AG.
While these companies provided a context for broad parameters and a framework for the Compensation Committee’s 2022 decisions for our Chief Executive Officer and our President, the determination of the amounts granted and the form of grant was set with reference to our own business model as more fully detailed below. The Compensation Committee also used these peer group companies and broad studies of companies similar to our Company in revenue as well as other financial services companies to set a context for our recommendations to the Board on non-employee director compensation practices. See “Director Compensation.”
The Compensation Committee continued to retain Pay Governance LLC, an independent outside compensation consultant that the Compensation Committee believes is an unbiased source of information, for purposes of assisting the Compensation Committee with respect to a program for executive compensation that meets the Compensation Committee’s goals and objectives. As noted above, due to the continuing COVID-19 Pandemic, the Compensation Committee suspended, in the first quarter of 2022, its use of specific financial targets when considering the performance of the Chief Executive Officer and the President for 2022.
The Compensation Committee believes that incentive-based variable compensation should generally comprise the vast majority of total annual compensation for the Named Executives because it ties their pay to their individual performance and the performance of our Company.
The Compensation Committee believes that:
•
the Named Executives are in positions to influence corporate strategy and execution;

•
tying the majority of total compensation to incentive payments helps ensure focus on our strategic goals;

•
the Named Executives’ compensation is both variable and “at risk” and will thus depend upon our Company producing annual financial results that build enterprise value;

•
the volatile nature of our market-driven businesses should be reflected in our compensation practices; and

•
our share-based compensation generally cliff vests after three or five years from the date of the grant, and therefore aligns the executive officer with a continuing interest in enterprise value and further, to long term shareholder returns.

The Compensation Committee makes recommendations to the Board with respect to total compensation, including an annual bonus and grants of share-based awards, if appropriate, for our Named Executives and other senior executives. The Compensation Committee believes that a significant portion of the Named Executives’ compensation should be variable compensation that should also be “at-risk” based on the performance and behavior of the Named Executives. When recommending share-based awards, the Compensation Committee considers the performance of the employee and the degree to which the employee has a long-term interest in the Company’s success. All share-based awards are priced at fair market value on the grant date, are subject to vesting periods, and are typically conditioned upon the employee’s continued active employment with the Company for a significant period of time.
The Compensation Committee believes that, as stockholders, the Named Executives, other senior executives and selected employees will be motivated to consistently deliver financial results that build wealth for all stockholders over the long-term, and it currently uses share-based awards and a series of overlapping vesting periods to accomplish that objective. The Compensation Committee is cognizant of the impact of the accounting guidance on our financial results and strives to balance the granting of stock options and other forms of stock-based incentives with the other objectives of executive compensation set forth above. Since the adoption of accounting guidance on Share-Based Payment, on January 1, 2006, requiring us to expense stock options, we have granted only a very limited number of stock options and none to the Named Executives. At March 3, 2023, we had 1,658,479 shares of Class A Stock which are the subject of current share-based compensation arrangements (of which 271,140 were issued in January 2023) and subject to vesting requirements, and 100,221 shares available for issuance to executives and select employees. In January 2011, we established a compensation recovery (“clawback”) policy, which policy was subsequently amended in March of 2017 and which permits us to recover certain incentive-based compensation in specified circumstances. See discussions under “Stock Option Grants,” “Stock Awards” and “Compensation Recovery Policy” below.
Compensation arrangements for most of our senior executive officers generally involve a significant component of compensation which is contingent on our Company’s performance and the individual performance of each senior executive officer, and is typically paid in the form of an annual cash bonus (which permits individual performance to be evaluated and recognized on an annual basis) and share-based awards (which directly link a portion of their compensation to stock price appreciation realized by our stockholders). The annual cash bonus and share-based awards are determined and made in the year following the performance year to allow the Compensation Committee to review the full year financial results of the Company. The Compensation Committee believes that this approach best serves the interests of stockholders by enabling us to structure compensation in a way that meets the requirements of the highly competitive environment in which we operate, while ensuring that senior executive officers are compensated in a manner that advances our long-term interests and those of our stockholders. For the Chief Executive Officer’s compensation arrangements, see discussion under “Chief Executive Officer Compensation” below.
The Compensation Committee, like the Board and management as a whole, recognizes the importance and need to continue the enhancement of the Company’s compliance culture and policies and the effectiveness thereof to enhance the overall profitability and endurance of the franchise. To this end the Compensation Committee, in approving compensation for senior executive officers, including the Named Executives, and other executives and employees in positions with compliance responsibilities, emphasizes compliance as a part of the review of such employee’s compensation.
Consideration of Say-On-Pay Votes
We conducted an advisory stockholder vote on executive compensation in May of 2011, 2014, 2017 and 2020. The results of the 2011, 2014, 2017 and 2020 votes were to affirm our compensation practices as disclosed in the Compensation Discussion and Analysis for the fiscal years 2011, 2014, 2017 and 2020 and attendant tables and narratives and the compensation paid to our Named Executives. The Compensation Committee considered the 2011, 2014, 2017 and 2020 votes and may consider this year’s vote at future Compensation Committee meetings when establishing executive compensation arrangements in the future, but notes that the stockholder votes are non-binding and, in the future, the Compensation Committee and Board may make executive compensation arrangements that are inconsistent with the advisory vote should they determine that such arrangements are not in the interest of the Company.
Performance evaluation and total compensation timing
It has been our practice to determine an approximate aggregate cash bonus pool available to our Chief Executive Officer and other senior executives on or before December 31st of the fiscal year-end in which the performance was delivered for accounting and tax purposes. However, our practice is to determine individual cash bonuses and make any grants of long-term share-based awards to our Chief Executive Officer, President and other senior executives in the first 60 days of the following year, based upon their performance in the prior fiscal year.
While we believe our process and timing of making performance-related judgments on annual total compensation is sound, reasonable and consistent with industry standards, it does not correspond to the proscribed accounting period standards for compensation expenses nor for compensation disclosure. Elements of the total compensation for our Chief Executive Officer and other senior executives are thus recorded in different accounting years and are not captured in the proscribed tables in this proxy statement or in our financial statements in a manner which accurately reflects the Compensation Committee’s judgments about performance for the fiscal year. Because of this disparity, we have made a practice of disclosing any share-based awards and their terms that are granted in the first 60 days of the following year for our Named Executives and our employees taken as a whole in our proxy statements. We do this so that stockholders can see the Compensation Committee’s judgments about total compensation and how total compensation relates to the Company’s and the executives’ prior year’s performance by combining salary for the relevant fiscal year plus cash bonuses and any stock awards granted in the first 60 days of the following year.
Determination of 2022 Compensation
The Compensation Committee, (i) develops, in consultation with the Chief Executive Officer, criteria related to incentive compensation for certain senior executives of the Company’s subsidiaries; (ii) reviews recommendations made by the Chief Executive Officer with respect to the salary, bonus and other compensation paid and provided to our senior management, and makes recommendations to the Board of Directors with respect to the compensation of senior management; and (iii) normally develops criteria on an annual basis related to incentive compensation for, and approves the compensation of, Mr. A.G. Lowenthal and Mr. R.S. Lowenthal. For a discussion of the compensation for the Chief Executive Officer, see the section entitled “2022 Chief Executive Officer Compensation” below.
The Compensation Committee makes recommendations to the Board after consultation with and receiving recommendations from the Chief Executive Officer with respect to each Named Executive who is not a member of the Board as to their annual salary and annual bonus and also makes grants of share-based awards by reference to the executive’s position, responsibilities and performance. Some of the factors considered by the Compensation Committee are:
•
the Named Executive’s responsibilities relative to our total shareholder return, revenue and net income, use of invested capital and degree of firm capital at risk;

•
the Named Executive’s impact on key strategic initiatives; and

•
the Named Executive’s performance and contributions to the management of the Company.

The Chief Executive Officer assessed each Named Executive’s (other than the Chief Executive Officer himself), as well as other senior officers’, performance under the foregoing criteria and reviews such assessment with the Compensation Committee. Normally, the Compensation Committee uses performance-based compensation arrangements established in the first quarter of a performance year for the Chief Executive Officer and the President, however, the use of performance-based arrangements determined in the first quarter of the performance year was suspended for 2022 in light of the continuing effects of the COVID-19 Pandemic.
Our non-financial or qualitative performance assessment criteria for our Named Executives (as appropriate in different competencies) include:
•
strategic thinking;

•
risk management;

•
integrity;

•
business judgment;

•
building and facilitating a corporate culture of ethical, compliant and responsible behavior;

•
leadership;

•
managing employee performance and morale; and

•
financial responsibility.

Base Salary.   The base salaries of our Chief Executive Officer and Mr. R.S. Lowenthal are set by the Compensation Committee. Salaries paid to senior executive officers are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer, based on his assessment of the nature of the position, and the skills, experience and performance of each senior executive officer, as well as salaries paid by comparable companies in our industry. The Compensation Committee then makes recommendations to the Board of Directors with respect to base salaries. Base salaries paid to the Named Executives in 2022 were not increased from 2021 levels. Mr. Watkins’ salary for 2022 was set in his offer letter and pro-rated based on his August 1, 2022 start date.
Annual Cash Bonus.   Bonuses paid to our senior executive officers are reviewed annually by the Compensation Committee after considering recommendations made by the Chief Executive Officer based on his assessment of the performance of the Company, the individual contribution of each senior executive officer to such performance and their competencies. Mr. R.S. Lowenthal is normally paid pursuant to a performance and incentive-based compensation framework established by the Compensation Committee. The Compensation Committee then makes recommendations to the Board of Directors with respect to annual cash bonuses. Mr. Watkins’ cash bonus for 2022 was set in his offer letter but will be discretionary in future years like other senior executive officers. Senior executive officers, including the Chief Executive Officer, may be offered the right to elect to defer a portion of their annual bonus and performance-based compensation under our Executive Deferred Compensation Plan (“EDCP”) or the Investment Banking and Capital Markets Deferred Compensation Plan (“CMDP”), each a non-qualified unfunded plan. In addition, under the CMDP, an officer may be made the subject of a mandatory deferral of cash compensation. No officer made a deferral into the EDCP in 2022. Mr. R.S. Lowenthal was the subject of a mandatory deferral of $900,000 into the CMDP for the 2022 performance year. See “Deferred Compensation Plans” below.
Stock Option Grants.   Under the OIP, our senior executive officers and employees may be granted stock options by the Compensation Committee based upon a variety of considerations. Due to the relatively high cost of expensing stock option awards under applicable accounting guidance, we have limited our use of this form of award in favor of stock awards.
Stock Awards.   Under the OIP, our and our subsidiaries’ executive officers and employees are granted stock awards by the Compensation Committee based upon recommendations from the Chief Executive Officer (except for the Chief Executive Officer himself) and other considerations relating to the contribution and performance of the specific award recipient. Mr. A.G. Lowenthal and Mr. R.S. Lowenthal are normally paid pursuant to a performance and incentive-based compensation framework established by the Compensation Committee. In addition, stock awards may be given as an inducement to employment for new employees or as a retention tool for existing employees. Mr. Watkins was awarded 10,000 shares upon commencement of his employment, which shares will cliff vest in five years, subject to certain severance considerations, and be expensed over the five-year vesting period. Stock awards are generally subject to a significant vesting period and we believe that these awards are useful in retaining and motivating our executive personnel. On January 27, 2022, the Compensation Committee awarded a total of 368,339 shares of restricted Class A Stock to our employees. Of these restricted shares, 135,064 shares will cliff vest three years from the date of the grant and 233,275 shares will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period. Of those awards, Mr. Albano was awarded 3,500 shares, Mr. Alfano was awarded 2,500 shares, and Mr. McKigney was awarded 3,000 shares. Additionally, Mr. R. S. Lowenthal was awarded 50,000 shares and Mr. A.G. Lowenthal was awarded 125,000 shares as part of the results of their 2021 compensation frameworks. The shares awarded to Mr. Albano will cliff vest three years from the date of the grant, and the shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. Alfano and Mr. McKigney will cliff vest five years from the date of the grant, all of which awards will be expensed over their respective vesting periods. Mr. Alfano resigned from the Company and its subsidiaries, effective March 1, 2022 and his unvested awards were forfeited. On

January 25, 2023, the Compensation Committee awarded a total of 274,410 shares of restricted Class A Stock to our employees. Of these restricted shares, 190,640 shares will cliff vest three years from the date of the grant and 83,500 shares will cliff vest five years from the date of the grant. These awards will be expensed over the applicable three or five year vesting period. Of those awards, Mr. Albano was awarded 3,500 shares, Mr. McKigney was awarded 3,000 shares, and Mr. Watkins was awarded 2,500 shares. Additionally, Mr. R. S. Lowenthal was awarded 20,000 shares and Mr. A.G. Lowenthal was awarded 30,000 shares as part of the results of their 2022 compensation frameworks. The shares awarded to Mr. Albano will cliff vest three years from the date of the grant, and the shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. McKigney and Mr. Watkins will cliff vest five years from the date of the grant, all of which awards will be expensed over their respective vesting periods.
No Backdating or Spring Loading.   We do not backdate stock awards or grant them retroactively. In addition, we generally make our stock awards at regular times each year. We do not plan to coordinate grants of stock awards so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. Our stock awards are granted by the Compensation Committee at fair market value on a fixed date or event (such as the first regular meeting of the Board of Directors following an employee’s hire), with all required approvals obtained in advance of or on the actual grant date. All grants of stock awards to employees are made by the Compensation Committee.
Fair Market Value.   Fair market value has been consistently determined, as required by the OIP, as the share closing price on the NYSE on the grant date.
Stock Ownership and Trading Policy.   Directors are expected to accumulate and hold at least 6,000 shares of the Company’s Class A Stock and have three years after joining the Board of Directors to achieve that position. All sitting directors either meet that criteria, or are on a track to do so. There are no such ownership expectations for the Named Executives or other employees. The Company prohibits our executive officers and directors (and their immediate family members and affiliates) from short selling, dealing in publicly-traded options, or dealing in any other type of derivative security related to our Class A and Class B Stock.
Negative Discretion.   Notwithstanding anything to the contrary in the Company’s incentive compensation plans and equity-based plans, the Compensation Committee may, in its sole discretion, reduce or eliminate the bonus amount or grant or award otherwise payable to any participant for a particular performance period at any time prior to the payment of bonuses or grants or awards to participants for such performance period.
Compensation Recovery Policy.   In January 2011, the Compensation Committee recommended and the Company established a compensation recovery policy, subsequently updated in March of 2017, that affects incentive compensation paid to its executive officers. In the event of an accounting restatement that includes correcting an error that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected, or left uncorrected, in the current period, the Company is required to recover the amount of any excess incentive-based compensation paid to its executive officers (both current and former, as determined by the Compensation Committee) for the three fiscal years before the determination that a restatement is required. The policy defines incentive-based compensation as any compensation granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, such as revenue, stock price or total shareholder return. The amount recovered includes the excess of any incentive-based compensation paid to any executive officer based upon the erroneous data over the incentive-based compensation that would have been paid to the executive officer had it been based upon the restated results, irrespective of that executive officer’s involvement in the preparation of the applicable financial statements or any misconduct leading to the restatement.
Beneficiaries that have received stock awards have an agreement whereby such awards are subject to such clawback provisions as are described in the immediately preceding paragraph. All senior executives and other employees holding restricted stock awards are subject to such provisions. Until such time as any new policies are developed and implemented by the Company, the Company will not hesitate to pursue recourse against any employee in the case of employee fraud or misconduct.

Deferred Compensation Plans.
Executive Deferred Compensation Plan.   The Executive Deferred Compensation Plan (the “EDCP”) provides for voluntary deferral of year-end bonuses by our senior executives, which deferral option may or may not be offered in a given year. These voluntary deferrals can be deferred on a tax-free basis until a specified future time and are not subject to vesting. We do not make contributions to the EDCP for the Named Executives and other senior level executives. None of the Named Executives made a contribution to the EDCP for fiscal year 2022.
Investment Banking and Capital Markets Deferred Compensation Plan.   On December 15, 2021, the Company adopted the Oppenheimer & Co. Inc. Investment Banking and Capital Markets Deferred Compensation Plan (“CMDP” or the “Plan”) for eligible employees in the Capital Markets business segment. An employee is eligible to participate in the Plan if the employee (i) is an Investment Banking Division employee of Oppenheimer & Co. Inc. with a title of Associate or above whose previous year’s salary and bonus exceeded $200,000, or (ii) is a professional working in the Oppenheimer & Co. Inc. Capital Markets Division (but not the Investment Banking Division) who is designated by the Plan Administrator (in its sole discretion) as eligible to participate in the Plan. The CMDP has both mandatory and elective contributions. The amount of compensation subject to mandatory deferral (“Bonus Deferral Credit”) is based on a schedule maintained by the Plan Administrator (which is the Compensation Committee) from time to time. The Bonus Deferral Credits vest ratably over a period of three years and are distributed upon vesting. For the elective portion, a participant is eligible if their base salary and bonus exceed $500,000 and he or she may elect to defer up to 50% of the total of their base salary and bonus amounts (“Elective Deferral Credit) for a five year or 10 year period. The Elective Deferral Credit is 100% vested at all times. The Company provides a Matching Credit of 10% of the Elective Deferral Credit which vests on the last day of the Performance Year (as defined in the CMDP) attributable to the Matching Credit. The Elective Deferral Credit and the Matching Credit are distributed in lump sums in the year following the fifth or tenth anniversary of the last day of the Performance Year (as defined in the CMDP), depending on the participant’s election. At December 31, 2022, the Company’s obligation related to the CMDP totaled $32.4 million ($9.4 million of which has vested), which amount is comprised of Bonus Deferral Credits. Eligibility for Elective Deferral Credits begins in 2023 for elections made in December 31, 2021. Mr. R.S. Lowenthal was the subject of a mandatory deferral contribution of  $900,000 to the CMDP for the 2022 performance year. Additionally, he made an elective deferral contribution of  $330,000 to the CMDP in 2023.
Further description of the Company’s deferred compensation arrangements can be found in note 16 to our consolidated financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K for the year ended December 31, 2022.
Stock Appreciation Rights.   The Company has awarded stock appreciation rights (“OARs”) to certain employees (none of whom are the Named Executives) as part of their compensation package based on a formula reflecting gross production, length of service and client assets. These awards are granted once per year in January with respect to the prior year’s production. The OARs vest five years from the grant date and are settled in cash on vesting. Further description of the OARs can be found in note 16 of our consolidated financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K for the year ended December 31, 2022.
Profit Interests.   Oppenheimer Principal Investments LLC (“OPI”) is a Delaware special purpose “Series” limited liability company formed in December 2020 and designed to retain and reward talented employees of the Company, primarily in connection with the deployment of Company capital into successful private market investments, and also in connection with the Company’s receipt of non-cash compensation from investment banking assignments. OPI is designed to promote alignment of Company, client and employee interests as they relate to profitable investment opportunities. This program acts as an incentive for senior employees to identify attractive private investments for the Company and its clients, and as a retention tool for key employees of the Company. OPI treats its members as partners for tax purposes generally and with respect to the separate Series formed to participate in (i) the incentive fees generated by successful client investments in the Company’s Private Market Opportunities program, or (ii) principal investments made by the Company or a portion of the gains thereon, either through the outright purchase of an investment or consideration earned in lieu of an investment banking fee or other transaction fee. Employees who become members of a Series receive a “profit interest”, as that term is used in IRS regulations, and receive an allocation of capital appreciation of the investment held by the particular Series that exceeds a threshold amount established for each Series. Participating employees are also subject to vesting and forfeiture requirements for each Series investment. Mr. R.S. Lowenthal and Mr. McKigney received an allocation in one or more Series during 2022.
Benefits.   The Named Executives who are U.S.-based salaried employees participate in a variety of benefits designed to enable us to attract and retain our workforce in a competitive marketplace. We help ensure a productive and focused workforce through a healthcare program and our other benefits. Deferred compensation and 401(k) plans help employees, especially long-service employees, save and prepare financially for retirement. The Named Executives receive the same benefits as all full-time employees and no others beyond those described in this Compensation Discussion and Analysis. Our qualified 401(k) Plan allowed employees to contribute up to $20,500 for 2022 plus an additional $6,500 for employees over age 50. Employees may continue to retain their 401(k) Plan account after they leave us so long as their account balance is $5,000 or more. We do not sponsor a pension plan for our employees.
Perquisites.   We provide one perquisite to our Chief Executive Officer: Mr. A.G. Lowenthal has a Company-paid parking arrangement. The primary purpose of this parking arrangement is to minimize distractions from the executive’s attention to important corporate matters. Perquisites are quantified in the “Summary Compensation Table” below and detailed in the “All Other Compensation Table” below.
We do not provide the Named Executives with any other perquisites, such as split-dollar life insurance, reimbursement for legal counseling for personal matters, or tax reimbursement payments. Except as described below, we do not provide loans to executive officers, other than margin loans in margin accounts with us in connection with the purchase of securities (including our securities), which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability. See “Certain Relationships and Related Party Transactions,” below.
Separation and Change in Control Arrangements.   Our Named Executives are not eligible for benefits and payments if employment terminates in a separation or if there is a change in control.
2022 Chief Executive Officer Compensation
Mr. A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is paid an annual base salary set by the Compensation Committee, incentive compensation in the form of a cash bonus, and a long term incentive payment usually made in the form of restricted stock. In addition, at the discretion of the Compensation Committee, he is eligible for additional bonuses and/or grants of stock options and restricted stock. Under the framework set up by the Compensation Committee, our Chief Executive Officer’s incentives are substantially all quantitative measures driven off the Company’s core business model and designed to bring executive incentives, performance and compensation into a close relationship, although the Compensation Committee retains the discretion to make awards to our Chief Executive Officer based on qualitative measures.
Mr. A.G. Lowenthal’s role in determining our success or failure has a very significant bearing on our ultimate results and financial condition because of the nature of his responsibilities as Chief Executive Officer. Therefore, the Compensation Committee has determined that a high proportion of his annual compensation should be subject to variability to reflect our Company’s results and those of key performance indices. The variability is reflected in the table below showing the components of compensation on the left hand side with approximate percentages that serve as a target for the components in any given year.

Overview of CEO Compensation Structure
As noted above, in the first quarter of 2020, the Compensation Committee suspended its normal process of providing specific financial metric targets for the Chief Executive Officer’s performance framework due to the COVID-19 Pandemic, which suspension continued in 2022. At the conclusion of 2022, the Compensation Committee reviewed the financial performance of the Company against financial metrics, the most important of which are set forth in the table above, as well as evaluating Mr.A.G. Lowenthal’s performance against various non-financial, qualitative metrics, such as the role he played in the Company Covid Response, his fostering of corporate culture, his advocacy of ethical and financial responsibility, his risk management responsibilities, and his strategic leadership.
By applying the 2022 results to the framework set out above, the Compensation Committee determined to grant a performance award for Mr. A.G. Lowenthal and directed that he be paid $500,000 in cash and a stock award of 30,000 shares of the Company’s Class A Stock, the cash value of which was $1,432,800 at the date of grant based on the closing price of the Class A Stock on the NYSE on January 25, 2023 of  $47.76, which award will cliff vest on the earlier of  (i) five years from the date of grant or (ii) Mr. A.G. Lowenthal’s death.
The Compensation Committee continued Mr. A.G. Lowenthal’s base salary for 2023 at $500,000, unchanged from 2022. The compensation above does not include a distribution received by Mr. A.G. Lowenthal from the EDCP during fiscal year 2022 of  $2,493,303.
B. Watkins Employment Arrangement
The Company provided Mr. Brad M. Watkins with an offer letter, dated May 6, 2022, that stipulates that he will serve as Executive Vice President — Chief Financial Officer of the Company, Oppenheimer & Co. Inc. and certain subsidiaries and affiliated entities on an “at-will” basis. Pursuant to his offer letter, Mr. Watkins is to receive an annual base salary of  $300,000 and is eligible to receive a discretionary cash bonus with respect to each complete calendar year during which he remains employed, as well as deferred or other stock awards as may be determined by the Compensation Committee, including a deferred stock award of 10,000 shares of Class A Stock upon commencement of his employment vesting on the fifth anniversary of the issuance date (the “Initial Grant”). Pursuant to his offer letter, Mr. Watkins is also eligible to receive, during his first five years of employment if he is terminated other than “For Cause” (as defined in the offer letter), an amount of separation pay in an amount equal to (i) a minimum of eight months of his then base salary and a prorated bonus payment equal to 67% of the amount that is equal to the average of his last three years of discretionary cash bonuses or such lesser number of years if he is employed less than three years, and (ii) 10,000 times the closing price of the Class A Stock on the NYSE on his termination date times a percentage equal to the number of whole months (but not days) elapsed since the date of the Initial Grant divided by sixty. Mr. Watkins has agreed to provide the Company with at least 120 days prior written notice of his retirement, resignation or other termination of employment and not to recruit the Company’s employees or clients for a period of one year following the termination of his employment.
2022 Compensation Arrangement for R.S. Lowenthal
Mr. R.S. Lowenthal, President and Head of Investment Banking at Oppenheimer & Co. Inc., is a Director and son of Mr. A.G. Lowenthal. In accordance with the Compensation Committee Charter with respect to compensation of Named Executives who are also Directors, the Compensation Committee is required to approve Mr. R.S. Lowenthal’s compensation, which it does in consultation with Mr. A.G. Lowenthal in his capacity as CEO. Mr. R.S. Lowenthal is paid an annual base salary, incentive compensation in the form of a cash bonus, and a long term incentive payment, usually made in the form of restricted stock. In addition, at the discretion of the Compensation Committee, he is eligible for additional bonuses and/or grants of stock options and restricted stock. Under the framework set up by the Compensation Committee, Mr. R.S. Lowenthal’s incentives are normally substantially quantitative measures driven off of the overall results of the Company’s business model and the results of the Company’s Investment Banking Division, and are designed to bring executive incentives, performance and compensation into a close relationship, although the Compensation Committee retains the discretion to make awards to Mr. R.S. Lowenthal based on qualitative measures.
As noted above, in the first quarter of 2020, the Compensation Committee suspended its normal process of providing specific financial targets for Mr. R.S. Lowenthal’s performance framework due to the COVID-19 Pandemic, which suspension continued in 2022. Instead, after reviewing the Company’s 2022 performance, the Compensation Committee subsequently evaluated compensation for Mr. R.S. Lowenthal based upon both financial and non-financial, qualitative measures. At the conclusion of 2022, the Compensation Committee took note of the overall revenue, pre-tax income and total shareholder return for the Company, as well as the revenue and pre-tax income reported by the Investment Banking Division. Additionally, the Compensation Committee considered various non-financial factors, including Mr. R.S. Lowenthal’s management of Company risk, his leadership of senior management, the creation of the CMDP, his contribution to the Company Covid Response, and his dual-role as both President of the Company and Head of Investment Banking.
By applying the 2022 results to the framework set out above, the Compensation Committee determined to grant a Performance Award for Mr. R.S. Lowenthal and directed it be paid $5,000,000 in cash ($900,000 of which was the subject of a mandatory deferral contribution to the CMDP, and $330,000 of which was electively deferred) and a stock grant of 20,000 shares of Class A Stock, which grant was issued on January 25, 2023 and the cash value of which was $955,200 based on that day’s closing price of the Class A Stock on the NYSE of  $47.76. The award will cliff vest in five years, subject to Mr. R.S. Lowenthal being continuously employed by the Company until that date.
CEO Pay Ratio
We believe that executive pay must be consistent and internally equitable in order to motivate employees to perform in ways that create and enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay that our executive officers receive and the pay that our non-executive employees receive. The Compensation Committee reviewed a comparison of our CEO’s annual total compensation in 2022 to that of all other employees for the same period. The compensation for our CEO was approximately 68 times the median pay of our domestic employees.
Our CEO-to-median employee ratio is calculated in accordance with SEC requirements pursuant to Item 402(u) of Regulation S-K. We identified the median employee by examining the 2022 total cash compensation for all individuals, excluding our CEO, who were employed by us on December 31, 2022, the last day of our payroll year and who had been employed by us for the entire fiscal 2022 year. We included all employees, whether employed on a full-time, part-time or seasonal basis, except for those employees employed by non-U.S. subsidiaries, which make up less than 5% of our employee population. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees who were not employed by us for all of 2022. We believe that the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. Approximately five percent (5%) of our employees receive annual equity awards.
After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology that we use for the Named Executives as set forth in the “2022 Summary Compensation Table”. The annual total compensation for 2022 was $8,337,803 (see footnote 1 below) for our CEO and $122,000 for our median employee.

As illustrated in the table below, our 2022 CEO to median employee pay ratio is 68:1.
	CEO to Median Employee Pay Ratio
	CEO	Median Employee
Base Salary	$500,000	$100,000
Stock Awards (1)	$4,838,750	$—
Non-equity Incentive Plan Compensation	$500,000	$22,000
Nonqualified Deferred Compensation Earnings (2)	$2,493,303	$—
All Other Compensation	$5,750	$—
Total	$8,337,803	$122,000

(1)
This amount represents the grant date fair value of a 125,000 share award granted on January 27, 2022 (for the 2021 performance year) which remains subject to vesting on the earlier of five years or Mr. Lowenthal’s date of death. In January 2022, Mr. Lowenthal had no share awards of Class A Stock vest, so the market value of vested shares received was $0.

(2)
This amount represents the distributions received by the CEO from the EDCP in fiscal year 2022 which is composed of deposits made to the EDCP in years prior to 2007 plus earnings thereon.

U.S. Internal Revenue Code Section 162(m)
Section 162(m) of the Internal Revenue Code of 1986 (“Section 162(m)”), as amended (the “Code”), generally limits the tax deductibility of annual compensation in excess of  $1,000,000 paid to our Chief Executive Officer, our President, our Chief Financial Officer and our two other most highly compensated executive officers whose compensation is required to be disclosed in this proxy statement, subject to an exception for qualified performance-based compensation that was eliminated by recent tax reform legislation under the Tax Cuts and Jobs Act (the “TCJA”), beginning January 1, 2018. The TCJA also expanded the scope of  “covered employees” whose compensation may be subject to this deduction limit by, among other things, now treating the principal financial officer as a covered employee.
As a result of the passage of the TCJA, the Company will no longer be able to deduct annual compensation in excess of  $1,000,000, other than certain amounts that are paid pursuant to binding contracts in effect prior to November 2, 2017 which were not materially modified after such date. The Compensation Committee and the Board of Directors believe that there are substantial benefits to be derived from defined performance-based compensation for key executives. In the future, the Compensation Committee expects to grant compensation, including compensation tied to performance, that may not be deductible for federal income tax purposes.

SUMMARY COMPENSATION TABLE
For the Year Ended December 31, 2022
The following table sets forth the total annual compensation paid or accrued by us to or for the account of our Chief Executive Officer, President and our Chief Financial Officer for the three years ended December 31, 2022. In an effort to provide more complete disclosure, the table lists the next two most highly paid executive officers of our principal subsidiaries, Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc., whose total cash compensation for the year ended December 31, 2022 exceeded $100,000.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)(5)	(b)	(c)	(d)(1)	(e)(2)	(f)(2)	(g)(1)	(h)(3)	(i)(4)	(j)
A. G. Lowenthal	2022	$500,000	$—	$4,838,750	$—	$500,000	$2,493,303	$5,750	$8,337,803
Chairman, CEO and	2021	$500,000	$—	$3,371,500	$—	$5,000,000	$2,152,953	$5,750	$11,030,203
Director of the Company	2020	$500,000	$—	$2,012,780	$—	$5,000,000	$1,835,710	$5,750	$9,354,240
and Oppenheimer & Co.
Inc.
R. S. Lowenthal	2022	$300,000	$—	$1,935,500	$—	$5,000,000	$454,403	$—	$7,689,903
Director of the Company,	2021	$300,000	$—	$2,298,750	$—	$10,000,000	$—	$—	$12,598,750
President and Head of	2020	$300,000	$—	$1,006,390	$—	$6,000,000	$—	$—	$7,306,390
Oppenheimer & Co. Inc.’s
Investment Banking
business
P. Albano	2022	$300,000	$1,200,000	$135,485	$—	$—	$—	$—	$1,635,485
Senior Managing Director	2021	$300,000	$1,900,000	$183,900	$—	$—	$—	$—	$2,383,900
and Head of	2020	$300,000	$1,500,000	$130,700	$—	$—	$—	$—	$758,627
Oppenheimer & Co. Inc.’s
Fixed Income Business
B. McKigney	2022	$225,000	$1,000,000	$116,130	$—	$—	$—	$—	$1,341,130
President of	2021	$225,000	$1,500,000	$153,250	$—	$—	$—	$—	$1,878,250
Oppenheimer Asset	2020	$225,000	$1,350,000	$130,700	$—	$—	$—	$—	$1,705,700
Management Inc.
B. Watkins (8)	2022	$125,000	$500,000	$333,900	$—	$—	$—	$—	$958,900
CFO of the Company and	$—	$—	$—	$—	$—	$—	$—	$—	$—
Executive Vice President	$—	$—	$—	$—	$—	$—	$—	$—	$—
and CFO of
Oppenheimer & Co.
Inc.
J. J. Alfano (6)	2022	$45,833	$—	$—	$—	$—	$—	$—	$45,833
CFO of the Company and	2021	$275,000	$1,650,000	$183,900	$—	$—	$—	$—	$2,108,900
Executive Vice President	2020	$275,000	$1,500,000	$130,700	$—	$—	$—	$—	$758,627
and CFO of
Oppenheimer & Co.
Inc.
S. Agosta (7)	2022	$242,500	$400,000	$—	$—	$—	$—	$—	$642,500
Interim CFO of the	$—	$—	$—	$—	$—	$—	$—	$—	$—
Company and	$—	$—	$—	$—	$—	$—	$—	$—	$—
Oppenheimer & Co.
Inc.
Notes to Summary Compensation Table:
(1)
The Bonus and Non-Equity Incentive Plan Compensation amounts are not reduced by the Named Executive’s election, if any, to defer receipt of bonuses into the EDCP or to convert a portion of his or her bonus into the purchase of Class A Stock. None of these conditions applied in 2022, although Mr. R.S. Lowenthal was subject to a mandatory deferral of  $900,000 into the CMDP for the 2022 performance year. He made an elective deferral contribution of  $330,000 into the CMDP for the 2023 performance year.

(2)
The values of stock options (granted under the OIP) and stock awards (granted under the OIP) represent the grant date fair value of awards granted in the fiscal year for the prior performance year. The underlying assumptions and methodology used to value our stock options and stock awards are described in note 16 to our consolidated financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K for the year ended December 31, 2022 which is available without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) by accessing the PDF copy filed with the SEC. Exhibits will be provided upon request and payment of a reasonable fee. Details of stock options and stock awards held by the Named Executives appear in the “Outstanding Equity Awards Table” and notes thereto appearing below. Awards granted in January of 2023 (which awards are not included in this table) when added to the prior year’s cash bonus and salary, taken together, yield the total annual compensation awarded for the performance of the Named Executives for 2022.

(3)
We have the EDCP, a nonqualified deferred compensation plan into which senior executives, including the Named Executives, could elect to defer some or all of their year-end bonuses. No Named Executive made a deferral in 2023 for the 2022 performance year. We also have the CMDP, a nonqualified deferred compensation plan for Capital Markets Division employees. Mr. R.S. Lowenthal was the subject of a mandatory deferral into the CMDP of  $900,000 for the 2022 performance year, and he elected to defer $330,000 of his compensation for the 2022 performance year. No above-market earnings were recorded. The amounts in the table above for Mr. A.G. Lowenthal represent the distributions received by the CEO from the EDCP in fiscal year 2022 and prior years which are composed of deposits made to the EDCP in the years prior to 2007 plus earnings thereon. Details about the earnings from the EDCP appear below in the “Nonqualified Deferred Compensation Table.”

(4)
See the chart below — “All Other Compensation Table” — for a description of the amounts appearing in column (i). All other compensation includes perquisites and commission income.

(5)
The two executive officers of Oppenheimer & Co. Inc. and Oppenheimer Asset Management Inc. appearing in the table are not officers of Oppenheimer Holdings Inc. and they do not perform any policy making functions for Oppenheimer Holdings Inc. Mr. McKigney received an allocation in one or more Series of OPI during 2022.

(6)
Mr. Alfano resigned from the Company and its subsidiaries, effective March 1, 2022.

(7)
Mr. Agosta acted as Interim Chief Financial Officer from March 1, 2022 through July 31, 2022.

(8)
Mr. Watkins joined the Company as Chief Financial Officer on August 1, 2022.

All Other Compensation Table
For the Year Ended December 31, 2022
Name	Parking	Commissions
	(a)	(b)
A.G. Lowenthal	$5,750	$—
J.J. Alfano	$—	$—
P. Albano	$—	$—
R.S. Lowenthal	$—	$—
B. McKigney	$—	$—
B. Watkins	$—	$—
S. Agosta	$—	$—
Notes to All Other Compensation Table:
(a)
We have one parking space at 85 Broad Street, New York, NY which is included in the terms of the lease for the head-office premises. A.G. Lowenthal uses this space. The cost ascribed to the parking space reflects current commercial terms.

Grants of Plan-Based Awards
For the Year Ended December 31, 2022
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(i)	(l)
A.G. Lowenthal (1)	1/25/2023	—	—	—	30,000	$1,350,600
A.G. Lowenthal (1)	1/27/2022	—	—	—	125,000	$4,838,750
A.G. Lowenthal (1)	1/28/2021	—	—	—	110,000	$3,371,500
A.G. Lowenthal (1)	1/29/2020	—	—	—	77,000	$2,012,780
R.S. Lowenthal (2)	1/25/2023	—	—	—	20,000	$900,400
R.S. Lowenthal (2)	1/27/2022	—	—	—	50,000	$1,935,500
R.S. Lowenthal (2)	1/28/2021	—	—	—	75,000	$2,298,750
R.S. Lowenthal (2)	1/29/2020	—	—	—	38,500	$1,006,390
Notes to Grants of Plan-Based Awards Table:
(1)
The application of the 2022 framework produced an incentive compensation award for Mr. A.G. Lowenthal that the Compensation Committee directed be paid of  $500,000 in cash, which amount is reflected in column (g) of the “Summary Compensation Table”, and 30,000 shares of the Company’s Class A Stock, which award will “cliff” vest on the earlier of  (a) five years from the date of grant or (ii) Mr. A.G. Lowenthal’s death. Also see “2022 Chief Executive Officer Compensation” above.

(2)
The application of the 2022 framework produced an incentive compensation award for Mr. R.S. Lowenthal that the Compensation Committee directed be paid of  $5,000,000 ($900,000 of which was subject to a mandatory deferral and $330,000 of which was electively deferred) in cash, which amount is reflected in column (g) of the “Summary Compensation Table”, and 20,000 shares of the Company’s Class A Stock, which award will “cliff” vest in five years from the date of the grant. Also see “2022 Compensation Arrangement for R.S. Lowenthal” above.

Outstanding Equity Awards Table
As of December 31, 2022
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiry Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(9)	(i)	(j)
A.G. Lowenthal	—	—	—	—	—	46,429 (1)	$1,965,390	—	$—
	—	—	—	—	—	9,100 (2)	$385,203	—	$—
	—	—	—	—	—	75,472 (3)	$3,194,730	—	$—
	—	—	—	—	—	40,000 (4)	$1,693,200	—	$—
	—	—	—	—	—	37,000 (6)	$1,566,210	—	$—
	—	—	—	—	—	110,000 (7)	$4,656,300	—	$—
	—	—	—	—	—	125,000 (9)	$5,291,250	—	$—
J. J. Alfano (13)	—	—	—	—	—	—	$—	—	$—
P. Albano	—	—	—	—	—	2,300 (1)	$97,359	—	$—
	—	—	—	—	—	4,000 (3)	$169,320	—	$—
	—	—	—	—	—	5,000 (5)	$211,650	—	$—
	—	—	—	—	—	6,000 (8)	$253,980	—	$—
	—	—	—	—	—	3,500 (10)	$148,155	—	$—
R.S. Lowenthal	—	—	—	—	—	5,000 (1)	$211,650	—	$—
	—	—	—	—	—	18,868 (3)	$798,682	—	$—
	—	—	—	—	—	38,500 (4)	$1,629,705	—	$—
	—	—	—	—	—	75,000 (7)	$3,174,750	—	$—
	—	—	—	—	—	50,000 (9)	$2,116,500	—	$—
B. McKigney	—	—	—	—	—	5,000 (1)	$211,650	—	$—
	—	—	—	—	—	5,000 (3)	$211,650	—	$—
	—	—	—	—	—	5,000 (4)	$211,650	—	$—
	—	—	—	—	—	5,000 (7)	$211,650	—	$—
	—	—	—	—	—	3,000 (9)	$126,990	—	$—
B. Watkins (15)	—	—	—	—	—	10,000 (11)	$423,300	—	$—
S. Agosta (14)	—	—	—	—	—	1,500 (1)	$63,495	—	$—
	—	—	—	—	—	1,500 (3)	$63,495	—	$—
	—	—	—	—	—	1,500 (4)	$63,495	—	$—
	—	—	—	—	—	2,000 (7)	$56,560	—	$—
Notes to Outstanding Equity Awards Table:
(1)
Stock awards to the Named Executives were granted on January 30, 2018 and vest on January 29, 2023, subject to the individuals being employed by the Company on the vesting date.

(2)
Stock awards to the Named Executives were granted on January 31, 2018 and vest on January 30, 2023, subject to the individuals being employed by the Company on the vesting date.

(3)
Stock awards to the Named Executives were granted on January 31, 2019 and vest on January 30, 2024, subject to the individuals being employed by the Company on the vesting date.

(4)
Stock awards to the Named Executives were granted on January 29, 2020 and vest on January 28, 2025, subject to the individuals being employed by the Company on the vesting date

(5)
Stock awards to the Named Executives were granted on January 29, 2020 and vest on January 28, 2023, subject to the individuals being employed by the Company on the vesting date

(6)
Stock awards to the Named Executives were granted on June 3, 2020 and vest on January 28, 2025, subject to the individuals being employed by the Company on the vesting date.

(7)
Stock awards to the Named Executives were granted on January 28, 2021 and vest on January 27, 2026, subject to the individuals being employed by the Company on the vesting date.

(8)
Stock awards to the Named Executives were granted on January 28, 2021 and vest on January 27, 2024, subject to the individuals being employed by the Company on the vesting date.

(9)
Stock awards to the Named Executives were granted on January 26, 2022 and vest on January 25, 2027, subject to the individuals being employed by the Company on the vesting date.

(10)
Stock awards to the Named Executives were granted on January 26, 2022 and vest on January 25, 2025, subject to the individuals being employed by the Company on the vesting date.

(11)
Stock awards to the Named Executives were granted on August 1, 2022 and vest on July 31, 2027, subject to the individuals being employed by the Company on the vesting date.

(12)
The market value is based on the closing price of the Class A Stock on the NYSE on Friday, December 30, 2022 of  $42.33.

(13)
Mr. Alfano resigned from the Company and its subsidiaries, effective March 1, 2022.

(14)
Mr. Agosta acted as interim Chief Financial Officer from March 1, 2022 through July 31, 2022.

(15)
Mr. Watkins joined the Company as Chief Financial Officer on August 1, 2022.

On January 25, 2023, the Named Executives were awarded an aggregate of 59,000 shares of Class A Stock as follows: Mr. A.G. Lowenthal was awarded 30,000 shares of Class A Stock, Mr. R.S. Lowenthal was awarded 20,000 shares of Class A Stock, Mr. Albano was awarded 3,500 shares of Class A Stock, Mr. McKigney was awarded 3,000 shares of Class A Stock, and Mr. Watkins was awarded 2,500 shares of Class A Stock. The shares awarded to Mr. Albano will vest on January 25, 2026. The shares awarded to Mr. A.G. Lowenthal, Mr. R.S. Lowenthal, Mr. McKigney and Mr. Watkins will vest on January 25, 2028. Each award is subject to the recipient being employed by the Company on the vesting date, except for Mr. A.G. Lowenthal’s award, which vests on the earlier of the vesting date or his death.
Option Exercises and Stock Vested
For the Year Ended December 31, 2022
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
A. G. Lowenthal	—	$—	—	$—
J.J. Alfano (4)	—	$—	—	$—
P. Albano	—	$—	—	$—
R.S. Lowenthal	—	$—	—	$—
B. McKigney	—	$—	—	$—
B. Watkins (4)	—	$—	—	$—
S. Agosta (4)	—	$—	—	$—

Nonqualified Deferred Compensation
For the Year Ended December 31, 2022
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at 12/31/22 ($)
(a)	(b)	(c)(2)	(d)(2)	(e)(2)
A. G. Lowenthal (1)(3)	—	—	$407,957	$6,246,751
P. Albano	—	—	—	—
J.J. Alfano (4)	—	—	—	—
R.S. Lowenthal (5)	—	$1,500,000	$—	$1,364,369
B. McKigney	—	—	—	—
B. Watkins	—	—	—	—
S. Agosta (4)	—	—	—	—
Notes to Nonqualified Deferred Compensation Table:
(1)
The Named Executives did not elect to make a contribution in 2022 to the EDCP. Mr. R.S. Lowenthal was subject to a mandatory deferral of  $900,000 to the CMDP in 2023. He also made a voluntary elective deferral to the CMDP in 2023.

(2)
We do not make contributions to the EDCP with respect to voluntary deferrals. The aggregate balances shown in column (e) of the table above represent amounts that the Named Executives earned as year-end bonuses but elected to defer (included as part of the amount in column (g), if any, of the “Summary Compensation Table” above), plus earnings (or losses). Such earnings (or losses) for fiscal 2022 are reflected in column (d) of the “Nonqualified Deferred Compensation Table” and represent appreciation based on investments selected by the Named Executives. Mr. R.S. Lowenthal was subject to a mandatory deferral under the CMDP, which contribution is reflected in column (c). Account balances are invested in phantom investments selected by the Named Executives from a menu of deemed investment choices. Participants may change their deemed investment choices quarterly. When participants elect to defer amounts into the EDCP or the CMDP, they also elect when the amounts will ultimately be paid out to them. Distributions may be made either in a specific future year or at a time that begins after retirement. In accordance with Section 409A of the Code, in general, distribution schedules cannot be accelerated (other than for hardship) and, to delay distribution, the participant must make such an election at least one year before distribution would otherwise have commenced and the new distribution must be delayed a minimum of five years after distribution would have initially begun. The deferred amount is a liability of the Company and subject to the risks of the business.

(3)
All of the amounts contributed by Mr. A.G. Lowenthal to the EDCP were previously reported as compensation to him in the “Summary Compensation Table” for the applicable year.

(4)
Mr. J.J. Alfano resigned effective March 1, 2022. Mr. S. Agosta acted as Interim Chief Financial Officer from March 1, 2022 through July 31, 2022. Mr. B. Watkins joined the Company as Chief Financial Officer on August 1, 2022.

(5)
Mr. R.S. Lowenthal had a loss of  $201,083 on his deferred compensation of  $1,500,000.

Realized pay for fiscal 2022
To supplement the SEC required disclosure in the “Summary Compensation Table” we have included the following additional table which shows the total compensation actually realized by each Named Executive for fiscal 2022.
The Company believes that this table is useful to stockholders as it reflects the compensation actually realized for 2022 by the Named Executives. The “Summary Compensation Table”, as calculated under SEC rules, includes several items that are driven by accounting, actuarial and timing assumptions, which are not necessarily reflective of compensation actually realized by an executive in any particular reporting year.
Our Company’s pay practices are not well reflected in these SEC-mandated tables because we used long-term (three to five year cliff vesting) stock awards to recognize and reward executive performance accomplishments beyond their annual cash bonuses (but typically within their performance framework, where we use them) to ensure a strong relationship between our senior executives’ ongoing performance and ongoing stockholder value creation. In the “Summary Compensation Table”, these stock awards are part of Total Compensation in the year presented in the Table and are valued on the award date, even though they typically cliff-vest three to five years after the award date and will be valued at vesting at the then market price of our Class A Stock. For additional information, please see “Performance evaluation and total compensation element timing” in the “Compensation Discussion and Analysis” above.

Realized pay for salary, bonus/non-equity incentive plan compensation and stock awards for fiscal 2022 was equal to 12% of the values shown in the “Summary Compensation Table” for our Chief Executive Officer and between 65% and 100% for our other Named Executives. The table below shows realized compensation for fiscal 2022 for each Named Executive.
Realized Pay for Fiscal 2022 Table
Name	Salary	Bonus	Vested Stock Awards	Vested Stock Options	Non-Equity Incentive Plan Compensation	Total	% of Reported
	(a)	(b)(1)	(c)(2)	(d)(2)	(e)(1)	(f)	(g)(3)
A.G. Lowenthal	$500,000	—	—	—	$500,000	$1,000,000	12%
J.J. Alfano (4)	$45,833	—	—	—	—	$45,833	100%
P. Albano	$300,000	$1,200,000	—	—	—	$1,500,000	92%
R.S. Lowenthal	$300,000	—	—	—	$5,000,000	$5,300,000	69%
B. McKigney	$225,000	$1,000,000	—	—	—	$1,225,000	91%
B. Watkins (6)	$125,000	$500,000	—	—	—	$625,000	65%
S. Agosta (5)	$242,500	$400,000	—	—	—	$642,500	100%
Notes to Realized Pay for Fiscal 2022 Table
(1)
Reflects amounts earned based on fiscal 2022 performance.

(2)
Reflects the aggregate value of stock awards and stock options that were awarded in prior years and vested during fiscal 2022 and are shown here to present a clear picture of total currently earned executive compensation. The value of vested stock awards is calculated by multiplying the number of shares vested by the closing price of our Class A Stock on the NYSE on the vesting date.

(3)
Represents the percentage of Total Compensation in the Realized Pay for Fiscal 2022 Table to Total Compensation (column j) in the Summary Compensation Table. For purposes of calculating the percentage in column (g) for Mr. A.G. Lowenthal the value of his deferred compensation distribution and the value of his parking space were subtracted prior to calculating the percentage above.

(4)
Mr. Alfano resigned from the Company and its subsidiaries, effective March 1, 2022.

(5)
Mr. Agosta acted as Interim Chief Financial Officer from March 1, 2022 through July 31, 2022.

(6)
Mr. Watkins joined the Company as Chief Financial Officer on August 1, 2022.

Compensation Policies and Risk
The Compensation Committee, the Board as a whole and senior management believe that the Company’s compensation policies and practices are not likely to have a material adverse effect on the Company. The Company is necessarily in the business of taking risks to facilitate its customer-oriented businesses and certain proprietary trading activities. As a result, there is no assurance that the Company will not sustain trading or other losses in pursuing its businesses. However, in that context, we believe our compensation policies, together with our control systems and risk management procedures, generally act as mitigation against, rather than an encouragement of, employees taking excessive risk exposure with firm capital.
A substantial portion of the Company’s incentive compensation practices are related to employees situated in departments that do not create firm financial risk in conducting their advisory-style businesses. Other commitment and underwriting-related activities (which do involve firm-level risk) are regularly monitored by the firm’s Commitment Committees, and such risks are further mitigated by the practice of paying modest salaries and year-end-only bonuses to the managers and employees in these activities.
For groups in the firm that do take frequent firm risk positions in conducting their businesses, the Company employs various risk controls, trading reserves and compensation hold-back policies which are designed to protect the firm against excessive risk-taking with firm capital. These include generally conservative position limits, monthly and quarterly compensation hold-backs and/or charge-backs as well as year-end carry-over policies for groups that are compensated on monthly or quarterly intervals. In addition, for some trading groups, mark-down policies are imposed that are designed to prevent holding stale or unsalable inventories; and for others, compensation accrual at settlement date rather than trade date is utilized where appropriate. We also employ strict price monitoring policies for reviewing trading positions and the monitoring of all such prices by a group reporting directly to the Chief Financial Officer outside the control of interested individual department heads.
Our senior department managers in areas which place firm capital at risk are paid salaries and year-end-only bonuses from the aggregate results of their departments, a mitigating factor against excessive risk-taking within their areas of responsibility. We also have a substantial mitigating effect against excessive risk-taking by our employees due to our Chief Executive Officer’s incentive compensation arrangement which is annual, and includes diverse criteria for any incentive payments.
Our Compensation and Audit Committees coordinate their activities and oversight where compensation and risk activities intersect and the Board conducts ongoing risk-oriented reviews of firm operating units presented by management concurrently with most Audit Committee meetings, and conducted annual Compensation Committee reviews of each of these specific risk/compensation practices. Please see “Risk Management” for further information.
This concludes our Compensation Discussion and Analysis.

Pay Versus Performance
The Compensation Committee, in consultation with the Chief Executive Officer, developed various performance criteria related to incentive compensation for the Named Executive Officers, as further discussed in the “Determination of 2022 Compensation” section. When applying this criteria, it utilized the following financial performance measures as the most important measures to link performance of the Company to the compensation actually paid to the Named Executive Officers, including the compensation paid to the Chief Executive Officer, for fiscal year 2022:
•
Total shareholder return;

•
Net income; and

•
Total revenue.

The table below illustrates “Pay Versus Performance” as described in Item 402(v) of Regulation S-K of the Exchange Act, and compares, for each year listed below, the total compensation of our Principal Executive Officer (who is our Chief Executive Officer, “PEO”) and the average total compensation of our Named Executive Officers (“NEOs”) as set forth above in “Summary Compensation Table” and the compensation “actually paid” to such officers, utilizing the adjustments described in footnote (1) below. In addition, the table sets forth the cumulative total shareholder return (“TSR”) of the Company for the applicable period, as well as a comparison to a select “peer group” of companies.
Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income	Total Revenue
					Total S/H Return	Peer Group Total S/H Return
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$8,337,803	$7,320,256	$1,847,292	$1,584,637	$160	$141	$32,110,000	$1,110,941,000
2021	$11,030,203	$15,757,927	$4,742,450	$5,161,976	$179	$161	$158,964,000	$1,394,035,000
2020	$9,354,240	$10,120,442	$3,223,373	$3,322,821	$123	$120	$122,986,000	$1,198,667,000
(1)
Amounts represent total compensation paid subject to adjustments for each fiscal year to the amounts listed under the “Stock Awards” section of the “Summary Compensation Table” to include (x) the fair value of share-based awards granted in the covered and prior fiscal years that are outstanding and unvested at the end of the covered fiscal year; (y) the full value of awards granted in prior fiscal years that vest in the covered fiscal year; and (z) the full value of awards that are forfeited in the covered fiscal year.

The following charts are intended to depict the relationship between (i) the executive compensation actually paid to our PEO (our CEO) and the average total compensation actually paid to the other NEOS; and (ii) the compensation described in (i) above and the three financial measures that the Company believes to be the most important financial measures to link performance of the Company to the compensation actually paid to the NEOs, including our CEO in each of the three years: (x) total shareholder return, (y) net income, and (z) total revenue.

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid ($ in Thousands)
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
2022
2021
2020
CAP to PEO
CAP to NEO
Total Shareholder Return

Compensation Actually Paid vs. Net Income
Compensation Actually Paid ($ in Thousands)
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
Net Income ($ in Millions)
2022
2021
2020
CAP to PEO
CAP to NEO
Net Income

Compensation Actually Paid vs. Revenue
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Compensation Actually Paid ($ in Thousands)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Revenue ($ in Millions)
2022
2021
2020
CAP to PEO
CAP to NEO
Revenue

Security Ownership of Certain Beneficial Owners and Management
Our authorized capital includes 99,665 shares of Class B Stock, all of which were issued and outstanding, and 50,000,000 shares of Class A Stock, of which 11,067,778 shares of Class A Stock were issued and outstanding, and 50,000,000 shares of Preferred Stock, none of which were outstanding as of March 3, 2023.
The following table sets forth certain information regarding the beneficial ownership of each class of our stock as of March 3, 2023 with respect to (i) each person known by us to beneficially own, or exercise control or discretion over, more than 5% (except as otherwise indicated) of any class of our stock, (ii) each of our directors and nominees for director, (iii) each of our executive officers named in the “Summary Compensation Table” set forth herein and (iv) our directors, nominees for director and executive officers as a group. The address of each beneficial owner for which an address is not otherwise indicated is: c/o Oppenheimer Holdings Inc., 85 Broad Street, New York, NY 10004.
For purposes of the table, beneficial ownership is determined pursuant to Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of stock which such person or group has the right to acquire within 60 days after March 3, 2023. The percentage of shares deemed outstanding is based on 11,067,778 shares of Class A Stock and 99,665 shares of Class B Stock outstanding as of March 3, 2023. In addition, for purposes of computing the percentage of Class A Stock owned by each person, the percentage includes all Class A Stock issuable upon the exercise of outstanding options held by such persons within 60 days after March 3, 2023.
There are no outstanding rights to acquire beneficial ownership of any Class B Stock.
Mr. A.G. Lowenthal has advised us that he intends to vote all of the Class B Stock owned and controlled by him for each of the matters referred to in the Notice of Meeting to be voted on at the Meeting.
	Class A Stock		Class B Stock
Name of Beneficial Owner — Ownership as of March 3, 2023	Shares	%	Shares	%
BlackRock Inc. (1)	614,640	5.7%	—	—
Morris Propp (2)	892,443	7.1%	—	—
Executive Officers, Director Nominees and Others:
A.G. Lowenthal (3)	3,347,715	30.2%	97,128	97.5%
B. Watkins (4)	—	*	—	—
W. Ehrhardt (4)	32,350	*	—	—
R. S. Lowenthal (5)	68,297	*	650	*
A.W. Oughtred (4)	18,150	*	—	—
P.M. Friedman (6)	17,500	*	—	—
E. Behrens (4)	13,500	*	—	—
T.M. Dwyer (4)	17,500	*	—	—
T.A. Glasser (4)	7,500	*	—	—
R.L. Roth (4)	7500	*	—	—
Executive Officers, Director Nominees and Others as a group (10)	3,530,012	31.9%	97,838	98.2%

*
Less than 1%

(1)
Based solely on Schedule 13G filed with the SEC on February 1, 2023 by BlackRock Inc. The address of their business is listed in their Schedule 13G, which can be found at www.sec.gov.

(2)
Based solely on Schedule 13G filed with the SEC on June 21, 2021 by Morris Propp and related filers. Such parties’ addresses are contained in their Schedule 13G, which can be found at www.sec.gov.

(3)
With respect to the Class A Stock, A.G. Lowenthal holds 118,779 shares directly and is also the sole general partner of Phase II Financial L.P., a New York limited partnership, which is the record holder of 3,115,768 shares of Class A Stock. Mr. Lowenthal holds 16,040 shares of Class A Stock through the Oppenheimer 401(k) Plan. With respect to the Class B Stock, Phase II Financial Inc., a Delaware corporation wholly-owned by Mr. Lowenthal (“Phase II”), is the holder of record of all such shares. In the event of Mr. Lowenthal’s death or incapacity, control of Phase II would pass to Mr. Lowenthal’s spouse.

(4)
Stock is held directly.

(5)
R.S. Lowenthal owns 60,560 shares of Class A Stock directly and 4,109 shares of Class A Stock through the Oppenheimer 401(k) Plan. R.S. Lowenthal is a limited partner in Phase II Financial L.P., which is included in the total number of shares of Class A Stock reported by A.G. Lowenthal in (3) above.

(6)
P.M. Friedman owns 17,500 shares of Class A Stock through the Paul M Friedman Living Trust.

There are no arrangements, known to us, the operation of which may at a subsequent date result in a change of control of our Company.
All shares of Class A Stock authorized under the OIP have been approved by the Class B Stockholders. A description of the 2014 Incentive Plan appears in note 16 of our consolidated financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K for the year ended December 31, 2022.
Class A Stock authorized for issuance under such share-based plans as of March 3, 2023 is as follows:
Plan	Number of shares of Class A Stock to be issued upon exercise of outstanding options or upon vesting of restricted stock or stock awards	Weighted average exercise price of outstanding awards	Number of shares of Class A Stock remaining available for future issuance
2014 Incentive Plan	1,658,479	$33.08	100,221
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. We are required to report in this proxy statement any failure of our directors and executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during or for the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).
To our knowledge, based solely on review of copies of such reports furnished to us during and for the fiscal year ended December 31, 2022 and representations made to us by such persons, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with. All other Section 16(a) filings requirements are currently up to date.
Stock Buy-Back
On May 15, 2020, the Company announced that its Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 530,000 shares of the Company’s Class A Stock, representing approximately 4.2% of its 12,636,523 then-issued and outstanding shares of Class A Stock. This authorization supplemented the 98,625 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 628,625 shares authorized and available for repurchase at May 15, 2020.
On February 28, 2022, the Company announced that its Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 518,000 shares of the Company’s Class A Stock, representing approximately 4.2% of its 12,322,073 then issued and outstanding shares of Class A Stock. This authorization supplemented the 12,407 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 530,407 shares authorized and available for repurchase at February 28, 2022.
On May 24, 2022, the Company announced that its Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 550,000 shares of the Company’s Class A Stock, representing approximately 4.6% of its 11,863,559 then issued and outstanding shares of Class A Stock. This authorization supplemented the 71,893 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 621,893 shares authorized and available for repurchase at May 24, 2022.
On July 29, 2022, the Company’s Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 536,500 shares of the Company’s Class A Stock, representing approximately 4.8% of its 11,251,930 then issued and outstanding shares of Class A Stock. This authorization supplemented the 4,278 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 540,778 shares authorized.
On December 13, 2022, the Company’s Board of Directors approved a share repurchase program that authorizes the Company to purchase up to 543,000 shares of the Company’s Class A Stock, representing approximately 5.0% of its 10,867,660 then issued and outstanding shares of Class A Stock. This authorization supplemented the 144,034 shares that remained authorized and available under the Company’s previous share repurchase program for a total of 687,034 shares authorized.
During the year ended December 31, 2022, the Company purchased and canceled an aggregate of 1,684,287 shares of Class A Stock for a total consideration of  $60.6 million ($36.00 per share). As of December 31, 2022, 687,034 shares remained available to be purchased under this program. During the year ended December 31, 2021, the Company purchased and canceled an aggregate of 177,192 shares of Class A Stock for a total consideration of  $7.7 million ($43.67 per share). As of December 31, 2021, 223,821 shares remained available to be purchased under the share repurchase program.
Any such share purchases will be made by the Company from time to time in the open market at the prevailing open market price using cash on hand, in compliance with the applicable rules and regulations of the New York Stock Exchange and federal and state securities laws and the terms of the Company’s senior secured debt. All shares purchased will be canceled. The share repurchase program is expected to continue indefinitely. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of Class A Stock. Depending on market conditions and other factors, these repurchases may be commenced or suspended from time to time without prior notice.
Certain Relationships and Related Party Transactions
Indebtedness of Directors and Executive Officers
The following sets out information with respect to the aggregate indebtedness of our directors and executive officers under securities purchase and other programs. On December 31, 2022 and since that date, none of our directors and the executive officers were or have been indebted to us.

Indebtedness of Directors and Executive Officers Under
(I) Securities Purchase and (2) Other Programs
Name and Principal Position	Involvement of Company or Subsidiary	Largest Amount Outstanding During 2022 ($)	Amount Outstanding as of March 3, 2023 ($)	Financially Assisted Securities Purchases During 2022 (#)	Security for Indebtedness	Amount Forgiven During 2022 ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Securities Purchase Programs
N/A
Other Programs
A.G. Lowenthal	Oppenheimer	—	—	—	Margined	—
	Margin				securities
Account
R.S. Lowenthal	Oppenheimer	—	—	—	Margined	—
	Margin				securities
Account
During 2022, certain of our directors, executive officers and senior officers of Oppenheimer & Co. Inc., our subsidiary, maintained margin accounts with Oppenheimer & Co. Inc. in connection with the purchase of securities (including our securities). These margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectability.
Other Relationships and Transactions
Mr. R.S. Lowenthal, the son of Mr. A.G. Lowenthal, our Chairman of the Board and Chief Executive Officer, is President and Head of Oppenheimer & Co. Inc.’s Investment Banking business and is compensated with a base salary and a Performance-Based Cash Award for each fiscal year determined by the application of a framework containing specific financial metrics established by the Compensation Committee annually based upon the performance of the Investment Banking business for the fiscal year and certain other performance criteria established by the Compensation Committee. In the first quarter of 2020, as a result of the COVID-19 Pandemic, the development of specific financial metrics was suspended, which suspension continued into 2022. Mr. R.S. Lowenthal became a Director in May 2013.
Our Code of Conduct contains prohibitions and restrictions on our directors, executive officers and other employees from entering into or becoming involved in situations which could give rise to conflicts of interest with us. Our directors, senior executives and employees and our subsidiaries are required to avoid investments or other interests and associations that interfere, might interfere or might be perceived to interfere, with the independent exercise of judgment in our best interests.
Our directors, senior executives and employees may not advance their personal interests at our expense nor may they personally take or benefit from opportunities arising from their employment with us.
Pursuant to the Audit Committee Charter, the Audit Committee is tasked with reviewing and approving all related party transactions.

STOCKHOLDER PROPOSALS
The Delaware General Corporation Law (the “DGCL”), which governs our Company, provides that certain registered or beneficial holders of shares entitled to vote at a meeting of stockholders may, in accordance with the provisions of the DGCL, submit a notice to us of a proposal that the holder wishes to be considered by the stockholders entitled to vote at a meeting of stockholders. In order for any stockholder proposal to be included in the proxy statement for the next annual meeting of stockholders of the Company following the Meeting, the proposal must be submitted to the Company at its office at 85 Broad Street, New York, NY 10004 (Attention: Secretary) prior to January 31, 2024.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Holders of Class A and Class B Stock or other interested parties may communicate with the Board of Directors, including the Lead Director or our independent directors as a group by e-mail to info@opco.com (Attention: Board of Directors) or by mail to:
Oppenheimer Holdings Inc.
Board of Directors
c/o Secretary
85 Broad Street
New York, NY 10004
All such correspondence will be forwarded to the Lead Director or to any individual director or directors to whom the communications is or are directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is similarly inappropriate. Our Secretary has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.
WHERE YOU CAN FIND MORE INFORMATION
Our Annual Report on Form l0-K for the year ended December 31, 2022 also serves as our 2022 Annual Report to Stockholders. It is available to view and print online on our website at www.oppenheimer.com on the Investor Relations page. A stockholder who wants to receive a paper or email copy of our Annual Report on Form 10-K for the year ended December 31, 2022 must request one. The report is available, without charge, except for exhibits to the report, by (i) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) by accessing the PDF copy filed with the SEC. Exhibits will be provided upon request and payment of a reasonable fee.
You can find our recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and proxy materials on our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx. A stockholder who wants to receive a copy of any of our Current Reports on Form 8-K must request one by (1) writing to Oppenheimer Holdings Inc., 85 Broad Street, 22nd Floor, New York, New York 10004, Attention: Secretary, (ii) calling 1-800-221-5588, (iii) emailing us with your request at info@opco.com, (iv) through our website at https://www.oppenheimer.com/about-us/investor-relations/index.aspx, or (v) by accessing the PDF copy filed with the SEC. You may read and copy our reports, proxy statements and other information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of our reports, proxy statement and other information by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Oppenheimer Holdings Inc., that file electronically with the SEC. The address of the SEC’s Internet website is www.sec.gov.
Additional information relating to us is available on our website at www.oppenheimer.com.
You should rely only on the information contained in this proxy statement to vote on the proposals set forth herein. The Company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 17, 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than March 3, 2023, and neither the availability of this proxy statement via the Internet nor the mailing of this proxy statement to our Class B Stockholders shall create any implication to the contrary.

OTHER INFORMATION
Our Board of Directors is aware of no other matters, except for those incident to the conduct of the Meeting, that are to be presented to Class B Stockholders for formal action at the Meeting. If, however, any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.
By Order of the Board of Directors,
Dennis P. McNamara,
Secretary
March 17, 2023

4. The approval of an advisory (non-binding) proposal to determine that a stockholder vote to approve Oppenheimer Holdings Inc.’s executive compensation (Proposal 3) should occur every 1, 2 or 3 years. 1 Year 2 Years 3 Years Abstain 1.1 - E. Behrens 1.4 - P.M. Friedman 1.7 - R.S. Lowenthal 1.2 - T.M. Dwyer 1.5 - T.A. Glasser 1.8 - A.W. Oughtred 1.3 - W. Ehrhardt 1.6 - A.G. Lowenthal 1.9 - R.L. Roth For Withhold For Withhold For Withhold 1 U P X For Against Abstain Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03RIAB + + 2. The appointment of Deloitte & Touche LLP as auditors for 2023 and the authorization of the Audit Committee to fix the remuneration of the auditors. For Against Abstain 3. The approval, in an advisory (non-binding) vote, of Oppenheimer Holding Inc.’s executive compensation as discussed in the accompanying proxy statement. 5. The authorization of the issuance of up to 1,250,000 shares of Class A non-voting common stock to the Oppenheimer Holdings Inc. 2014 Incentive Plan. 1. Election of Directors: NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and for 3 YEARS on Proposal 4. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MMMMMMMMMMMMMMM 5 7 2 5 5 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1234 5678 9012 345 If no electronic voting, delete QR code and control # Δ ≈ You may vote online instead of mailing this card. Online Go to www.investorvote.com/OPY or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/OPY Your vote matters – here’s how to vote!

Proxy — OPPENHEIMER HOLDINGS INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q + + C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Annual Meeting of Stockholders – May 8, 2023 THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY The undersigned hereby revokes any proxy previously granted and appoints Mr. A.G. Lowenthal and D.P. McNamara, Esq., and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Class B Voting Common Stock of Oppenheimer Holdings Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 8, 2023 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. A Class B Stockholder has the right to appoint a person, who need not be a Class B Stockholder, to represent the Class B Stockholder at the Meeting other than the persons designated herein. To exercise this right, a Class B Stockholder may insert the name of the desired person in the box provided below or may submit another form of proxy THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL THE NOMINEES LISTED, FOR PROPOSALS 2, 3 AND 5, AND FOR 3 YEARS IN THE CASE OF PROPOSAL 4. Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Stockholders of the Company to be held May 8, 2023. Stockholders may view the proxy statement and the Company’s 2022 Annual Report on Form 10-K at https://www.oppenheimer.com/about-us/investor-relations/index.aspx. (Continued and to be marked, dated and signed on the other side) Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/OPY The 2023 Annual Meeting of Stockholders of Oppenheimer Holdings Inc. will be held on Monday, May 8, 2023, virtually via the internet at www.meetnow.global/M5DG57T. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.